SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

Filed by the registrant ☒

Filed by a Party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.

☒	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored

Enterprises Money Market Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Fellow Shareholder,

You are cordially invited to participate in a joint special meeting of shareholders of the Lord Abbett Family of Funds. The meeting will take place on December 4, 2014 at 9:00 a.m. at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973. The purpose of the meeting is to vote on a proposal to elect nine nominees named in the attached joint proxy statement to the Funds’ Boards of Directors/Trustees.

The attached materials provide more information about the proposal, including each nominee’s background and qualifications. Each Board recommends that you vote “FOR” each of the nominees. We urge you to read the full text of the attached joint proxy statement before voting.

The proxy materials are being provided beginning on or about October 10, 2014 to shareholders who owned Fund shares as of September 8, 2014.

Your vote is important. Even if you plan to attend the meeting, please vote promptly via the Internet, by telephone, or by mail. Your prompt vote will help save the Funds the costs of further proxy solicitation. If you have any questions or need assistance voting, please contact your financial intermediary or call the Funds at 888-522-2388.

Thank you for investing in the Lord Abbett Family of Funds. It is a privilege to manage your investment.

Sincerely,

Daria L. Foster President, Chief Executive Officer, and Director/Trustee

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote is important.

Although we urge you to read the full text of the attached joint proxy statement, for your convenience we have provided a brief overview of the proposal on which you are being asked to vote.

Why am I receiving the joint proxy statement?

The Funds are holding a joint special meeting of shareholders on December 4, 2014 to elect members of the Funds’ Boards of Directors/Trustees. This joint proxy statement describes a proposal to elect nine nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. You are eligible to vote on the proposal (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) if you owned shares of one or more of the Funds as of September 8, 2014. Your proxy card indicates the Fund(s) in which you own shares.

How do the Boards of the Funds recommend that I vote?

The Boards have reviewed the qualifications and backgrounds of the Board nominees named in the joint proxy statement and believe the Board nominees possess the requisite experience in overseeing investment companies and familiarity with the Funds and their investment adviser, Lord, Abbett & Co. LLC. Therefore, the Boards believe the election of each Board nominee is in your best interest and unanimously recommend that you vote “FOR” each Board nominee.

How can I vote?

You can vote in any of four ways:

•	Via the Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

•

In person at the meeting. You may attend the meeting and vote in person; however, even if you intend to do so, we encourage you to vote early using one of the methods discussed above. Please see the proxy statement for instructions on how to vote at the meeting if you hold shares through a financial intermediary in its name for your benefit.

Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

Will my vote make a difference?

Yes! Your vote is needed to ensure that the Board nominees will be elected, no matter how many shares you own. You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of a Fund on the record date (September 8, 2014). Voting is an important way to participate in the governance and management of your Fund. Additionally, your prompt vote will help save the Funds the costs of further proxy solicitation.

Who will pay the costs associated with the proxy solicitation?

The Funds will bear all costs associated with the proxy solicitation, including printing, distribution, and proxy solicitation costs, and related legal and accounting fees. Costs borne by the Funds will be allocated among the Funds ratably based on their respective numbers of shareholder accounts, except when costs reasonably can be attributed to one or more specific Funds.

The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Funds will pay Broadridge approximately $3,300,000 for such services (including reimbursement of out-of-pocket expenses).

Whom should I call if I have questions?

If you need more information, or have any questions about voting, please call the Funds at 888-522-2388.

Please vote now.

To avoid the unnecessary costs of further proxy solicitation, please vote promptly via the Internet, by telephone, or by mail, no matter how large or small your Fund holdings may be.

Special Note to Variable Annuity Contract Owners

If you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, you are receiving this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract. Please complete the instruction card and return it to your insurance company as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Lord Abbett Family of Funds.

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 4, 2014

A joint special meeting of shareholders of the Lord Abbett Funds identified below (each, a “Fund”) will be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973, on Thursday, December 4, 2014, at 9:00 a.m. (Eastern time), to consider and vote on the following proposal, as described more fully in the accompanying joint proxy statement:

PROPOSAL 1: To elect nine nominees to serve on each Fund’s Board of Directors/Trustees.

In addition, Fund shareholders will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Shareholders of record of each Fund as of the close of business on September 8, 2014 are entitled to notice of and to vote at the meeting and any adjournments, postponements, or delays of the meeting. Shareholders are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned.

Your vote is important, no matter how many shares you own. Your prompt vote will help save the Funds the costs of further proxy solicitation. Please vote via the Internet, by telephone, by mail, or by attending the meeting in person, as described more fully in the accompanying joint proxy statement. Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

By Order of the Boards,

Lawrence H. Kaplan
October 10, 2014	Vice President and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held December 4, 2014

The Joint Proxy Statement is available at www.proxyvote.com. To access the Joint Proxy Statement, you will need the control number provided on your proxy card.

The Lord Abbett Family of Funds

Lord Abbett Affiliated Fund

Lord Abbett Bond Debenture Fund

Lord Abbett Developing Growth Fund

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund
Lord Abbett Calibrated Mid Cap Value Fund

Lord Abbett Global Fund

Lord Abbett Emerging Markets Corporate Debt Fund
Lord Abbett Emerging Markets Currency Fund
Lord Abbett Emerging Markets Local Bond Fund
Lord Abbett Multi-Asset Global Opportunity Fund

Lord Abbett Investment Trust

Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Inflation Focused Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund
Lord Abbett Multi-Asset Growth Fund
Lord Abbett Multi-Asset Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund

Lord Abbett Municipal Income Fund

Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund
Lord Abbett Short Duration Tax Free Fund

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Small Cap Value Fund

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund

Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro Cap Growth Fund
Lord Abbett Micro Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund

Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Developing Growth Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Core Equity Portfolio
International Opportunities Portfolio
Mid Cap Stock Portfolio
Short Duration Income Portfolio
Total Return Portfolio
Value Opportunities Portfolio

Lord Abbett U.S. Government & Government Sponsored
Enterprises Money Market Fund

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees (collectively, the “Board,” the members of which are referred to as “Board members”) of each Lord Abbett Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at a joint special meeting of shareholders of the Funds to be held at the offices of Lord, Abbett & Co. LLC, the Funds’ investment adviser (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302-3973, on Thursday, December 4, 2014, at 9:00 a.m. (Eastern Time), and at any and all adjournments, postponements, or delays of the meeting (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders to Be Held December 4, 2014. This proxy statement is first being made available to shareholders on or about October 10, 2014.

You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of a Fund as of the close of business on September 8, 2014 (the “Record Date”). Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote on the proposal, the shares represented by the card will be voted “FOR” the proposal.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the applicable Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the proxy statement titled “Voting Information.”

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 90 Hudson Street, Jersey City, New Jersey 07302-3973, or by calling toll free at 888-522-2388. Copies of each Fund’s annual and semi-annual reports also are available on Lord Abbett’s website at www.lordabbett.com and at the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please vote now. Your vote is important.

PROPOSAL 1: ELECTION OF BOARD NOMINEES

Background Information

Each Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose management and operations are overseen by the Board. The Board ordinarily can appoint new Board members without a shareholder vote, provided that upon such appointment at least two-thirds of the Board members have been elected by shareholders. Currently, exactly two-thirds of the Board members have been elected by shareholders, which means the Board cannot appoint any new Board members without a shareholder vote. Electing each nominee to the Board therefore would give the Board flexibility to add new Board members or to fill any future vacancies created by the departure of one or more shareholder-elected Board members, if necessary. Accordingly, the Board has determined it is advisable for each Board member to stand for election.

Board Nominees

The Board, on the recommendation of its Nominating and Governance Committee, recommends a vote “FOR” the election of E. Thayer Bigelow, Robert B. Calhoun, Jr., Eric C. Fast, Daria L. Foster, Evelyn E. Guernsey, Julie A. Hill, Franklin W. Hobbs, James M. McTaggart, and James L.L. Tullis (the “Board nominees”). Please refer to the table in Appendix B, which provides certain biographical information about the Board nominees.

The Board of each Fund consists of nine Board members, eight of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “independent Board members”). Each Board nominee other than Ms. Foster is an independent Board member. Ms. Foster is an interested person of the Funds under the 1940 Act because she is Managing Partner of Lord Abbett, the Funds’ investment adviser. Shareholders of each Fund will consider electing all nine nominees at the Meeting. Each Board nominee elected at the Meeting will serve until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, or removal.

Although every Fund’s Board consists of the same members (and the same nominees are proposed for election to the Board of every Fund), each Fund has a separate Board. Shareholders of each Fund, therefore, will vote separately on the election of members of their Fund’s Board (although all shareholders of all series within a Fund vote together as to that Fund’s Board). The election results as to any one Fund’s Board will not affect the results as to any other Fund’s Board.

To vote for the Board nominees, please vote by telephone or via the Internet, or sign, date, and return the enclosed proxy card. Each of the Board nominees has consented to being named in this Proxy Statement and to serve as a Board member if elected.

Qualifications of Board Nominees

The Nominating and Governance Committee operates pursuant to a written charter and is responsible for making nominations of candidates for appointment or election as independent Board members. Accordingly, the Nominating and Governance Committee nominated each independent Board member for election at the Meeting. The Board nominated Ms. Foster for election at the Meeting. The Nominating and Governance Committee and the Board evaluated each Board nominee both individually and in the broader context of the Board’s overall effectiveness, and made each nomination based on a variety of criteria, none of which in isolation was controlling. The factors summarized below led the Nominating and Governance Committee and the Board to conclude that each Board nominee should continue to serve on the Board.

•	Each Board nominee has executed his or her duties as a Board member with diligence, honesty, and integrity.

•

Each Board nominee has dedicated considerable time and has made substantial contributions during his or her service on the Board. Each Board nominee’s length of service on the Board is noted in Appendix C.

•

Each Board nominee possessed, at the time he or she initially was elected or appointed to the Board, and continues to possess, the experience, qualifications, skills, and attributes deemed necessary or desirable for Board members, including business acumen, experience relevant to the financial services industry generally and the asset management industry particularly, and sound business judgment. Furthermore, the Board nominees collectively have a balanced and diverse set of experiences, skills, attributes, and qualifications, enabling the Board to operate effectively in governing the Funds and protecting shareholders’ interests. The individual qualifications of each Board nominee are described in Appendix D.

•

Each Board nominee has demonstrated his or her ability to critically evaluate information presented to him or her and to interact collaboratively and effectively with Lord Abbett, other service providers, and other Board members.

•

Each Board nominee has significant experience and knowledge relevant to registered investment companies gained from years of educational and professional training, and from overseeing the Funds. This experience and knowledge encompasses the Funds’ day-to-day operations, investments representing a wide array of asset classes, contractual arrangements, and numerous regulatory and compliance matters.

•	Each Fund achieves operational efficiencies by having the same Board oversee it and each of the other Funds.

In addition to individual qualifications, the qualifications described above are among those that the Nominating and Governance Committee will consider for any future independent Board nominees. It is the Nominating and Governance Committee’s policy to consider Board member candidates recommended by shareholders using the same criteria the Committee uses to evaluate other candidates. However, any nominees recommended by shareholders must demonstrate an ability to represent all shareholders and not just a limited set of shareholders. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.

Board Leadership Structure and Oversight

The Board consists of nine Board members, eight of whom are independent Board members. E. Thayer Bigelow, an independent Board member, serves as the Chairman of the Board. The role of the Chairman of the Board is to preside over Board meetings and to interface with Lord Abbett, other service providers, and other Board members between meetings. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Bigelow’s long tenure with the Board. The Board believes its leadership structure enhances the effectiveness of the Board’s oversight role.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to standing committees comprised solely of independent Board members (the “Committees,” the members of which are referred to as “Committee members”). Each Committee is chaired by an independent Board member who is responsible for presiding over meetings and interfacing with Lord Abbett, other service providers, and other Board members between meetings. Committee chairs also perform such other functions as the Board or the Committee may delegate to them from time to time. Each Fund’s Board has four Committees: an Audit Committee; a Contract Committee; a Nominating and Governance Committee; and a Proxy Committee. The Funds do not have a compensation committee because their executive officers do not receive any direct compensation from the Funds. The Board comprehensively reviews the Chief Compliance Officer’s (“CCO”) compensation, which is paid by Lord Abbett. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks. The Board and each Committee conduct annual assessments of their oversight function and structure. Information regarding the composition and function of the Committees is provided in Appendix E.

The Board generally meets seven times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Audit Committee generally holds four regularly scheduled meetings a year, the Proxy Committee generally holds two regularly scheduled meetings a year, and the Contract Committee and Nominating and Governance Committee meet as needed. The independent Board members also meet regularly without the presence of management and are advised by independent legal counsel.

Information about the number of times the Board and each Committee met during each Fund’s most recent fiscal year is provided in Appendix F. No Board member attended less than 75% of the total number of meetings of each Board and Committee on which the Board member served during each Fund’s most recently completed fiscal year.

The Board has engaged Lord Abbett to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing Lord Abbett, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Board also conducts reviews of Lord Abbett and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of Lord Abbett or other service providers (depending on the nature of the risk), subject to the supervision of Lord Abbett. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. While there are a number of risk management functions performed by Lord Abbett or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, Lord Abbett and the independent registered public accounting firm for the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and their associated risks.

The Board has appointed a CCO, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Board regarding compliance matters for the Funds and their service providers. The independent Board members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Finally, the Board appoints officers of the Funds to oversee the Funds’ daily affairs. Each officer is an interested person of the Funds under the 1940 Act because he or she is a partner or employee of Lord Abbett. Information about the executive officers of each Fund is set forth in Appendix G.

Board Compensation

Information relating to compensation paid to Board members is provided in Appendix H.

Equity Securities Owned by Board Nominees and Executive Officers

Information relating to the dollar range of equity securities owned by Board nominees in the Funds as of July 31, 2014 is set forth in Appendix I. Information concerning the Board nominees’ and the Funds’ executive officers aggregate ownership in the Funds is provided in Appendix J.

Investment Adviser, Administrator, and Principal Underwriter

Lord Abbett, a privately owned Delaware limited liability company, serves as each Fund’s investment adviser and administrator. Lord Abbett Distributor LLC (the “Distributor”), a wholly owned subsidiary of Lord Abbett, serves as each Fund’s principal underwriter. Lord Abbett and the Distributor are located at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and, as of July 31, 2014, manages approximately $139.7 billion in assets across a full range of funds, institutional accounts, and separately managed accounts, including $1.4 billion for which Lord Abbett provides investment models to managed account sponsors.

The Board recommends that you vote “FOR” the election of each Board nominee.

VOTING INFORMATION

Ownership of Fund Shares

The table in Appendix K sets forth the number of shares of each Fund issued and outstanding at the close of business on the Record Date. A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting.

As of September 8, 2014, to the best of the Funds’ knowledge, the persons listed in Appendix L beneficially owned more than 5% or 25% of the outstanding shares of the class or Fund indicated.

Solicitation Method

Solicitation may be made by mail, telephone, fax, e-mail, or the Internet by officers or employees of Lord Abbett, or by financial intermediaries and their representatives. The Funds may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. The Funds will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this proxy statement and proxy materials to beneficial owners of each Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

The Funds also will reimburse insurance companies, to the extent required by any agreement between the Funds and such insurance companies, for the cost of forwarding this information to variable annuity contract owners for the purpose of obtaining their voting instructions as to shares attributable to their contracts.

The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 1155 Long Island Avenue, Edgewood, NY 11717, a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Funds will pay Broadridge approximately $3,300,000 for such services (including reimbursement of out-of-pocket expenses). Broadridge may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet.

Solicitation Costs

The Funds will bear the cost of preparing, printing, and mailing this proxy statement, the enclosed proxy, and the accompanying notice, and costs in connection with the solicitation of proxies. The Funds also will incur additional out-of-pocket costs, such as legal expenses and auditor fees, in connection with the preparation of this proxy statement. Costs borne by the Funds collectively will be allocated among the Funds on the basis of their respective numbers of shareholder accounts, except when direct costs reasonably can be attributed to one or more specific Funds.

Quorum

Each Fund must achieve a quorum of shareholders to conduct business at the Meeting. For Global Fund, the holders of a majority of the shares entitled to vote on any matter at the Meeting, present in person or by proxy, will constitute a quorum of the Fund. For each of the other Funds, the holders of one-third of the shares entitled to vote on any matter at the Meeting, present in person or by proxy, will constitute a quorum of the Fund.

Required Vote

The affirmative vote of a plurality of the votes cast with respect to a Board nominee at the Meeting, assuming a quorum is present, is necessary to elect each Board nominee under Proposal 1 for each Fund.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretionary voting authority or elect not to exercise such authority), if any, will be counted as represented at the Meeting for purposes of determining whether a quorum has been reached, but will have the same effect as a vote against Proposal 1.

Recording and Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for each Fund.

If you hold your shares directly (not through a financial intermediary) and you return a signed and dated proxy card that does not specify how you wish to vote, your shares will be voted “FOR” the Board nominees in Proposal 1.

If you hold your shares through a financial intermediary, you must instruct the financial intermediary how to vote your shares. Because Proposal 1 is a “routine” matter under rules of the New York Stock Exchange, financial intermediaries may exercise their discretionary authority to vote shares of beneficial owners who do not provide timely voting instructions for Proposal 1 or to “echo vote” such shares in the same proportion as those shares for which the financial intermediaries have received voting instructions. In addition, a properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares “FOR” Proposal 1 or to echo vote such shares. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners’ shares.

Special Requirements Applicable to Delaware Funds and Maryland Funds

Each Fund is organized as a Delaware statutory trust (each, a “Delaware Fund”) or a Maryland corporation (each, a “Maryland Fund”). As indicated below, voting procedures may differ depending on whether you hold shares of a Delaware Fund (Equity Trust, Investment Trust, and Securities Trust and their respective series) or a Maryland Fund (all of the other Funds and their respective series).

Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, each faction may vote the shares in question proportionally or any person voting the shares or any beneficiary may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the shares and the shares then will be voted as determined by a majority of those persons and the person appointed by the court.

Revocation

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the applicable Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. Merely attending the

Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Attendance at the Meeting

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold Fund shares through a financial intermediary, in order to gain admission you also must show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form or a statement indicating ownership as of the Record Date. If you hold Fund shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing, dating, and returning your proxy card.

Adjournment of the Meeting

If any Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the persons named as proxies may consider the following factors, among other factors they deem relevant: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The persons named as proxies will vote on adjournment after considering the best interests of all Fund shareholders. The Funds may hold an adjourned Meeting without issuing another notice to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board members, including a majority of the independent Board members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the Fund’s independent registered public accounting firm for the current fiscal year. D&T also will prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. D&T, in accordance with Independence Standards Board Standard No. 1, has confirmed to each Fund’s Audit Committee that they are independent auditors with respect to the Fund. Each Fund’s Audit Committee has considered whether the provision by D&T to the Fund of non-audit services to the Fund or of professional services to Lord Abbett and entities that control, are controlled by or are under common control with Lord Abbett is compatible with maintaining D&T’s independence and has discussed D&T’s independence with them. Representatives of D&T are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available if any matter arises requiring their presence.

Appendix M sets forth for each Fund the amount of fees billed by D&T for the two most recent fiscal years for all audit, non-audit, tax, and all other services provided directly to the Fund.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

The Funds do not hold annual shareholder meetings. A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the principal offices of the Funds a reasonable time before the Fund begins to print and makes available its proxy materials. Timely submission of a proposal does not guarantee that the Funds will include the proposal in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 90 Hudson Street, Jersey City, New Jersey 07302-3973. Communications to the Board must be signed by the shareholder and must specify: (1) the shareholder’s name and address, (2) the number of Fund shares owned by the shareholder, (3) the Fund(s) in which the shareholder owns shares, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Householding. We have adopted a policy that allows us to send only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to the Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Other Business Items

Management does not intend to present any items other than Proposal 1 and is not aware that any other items of business will be presented at the Meeting. However, if other matters are properly presented for a vote at the Meeting, the persons named as proxies will vote on such matters in their sole discretion after considering the best interests of all Fund shareholders.

Whether or not you plan to attend the Meeting, please vote promptly using one of the methods below.

•	Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	Telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	Mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

By Order of the Boards,

Lawrence H. Kaplan
October 10, 2014	Vice President and Secretary

Appendix A: Fund Names

The Funds will be referred to throughout this Proxy Statement as listed below:

Fund	Term Used in this Proxy Statement
Lord Abbett Affiliated Fund	Affiliated
Lord Abbett Bond Debenture Fund	Bond Debenture
Lord Abbett Developing Growth Fund	Developing Growth
Lord Abbett Equity Trust	Equity Trust
Lord Abbett Calibrated Large Cap Value Fund	Calibrated Large Cap Value
Lord Abbett Calibrated Mid Cap Value Fund	Calibrated Mid Cap Value
Lord Abbett Global Fund	Global Fund
Lord Abbett Emerging Markets Corporate Debt Fund	Emerging Markets Corporate Debt
Lord Abbett Emerging Markets Currency Fund	Emerging Markets Currency
Lord Abbett Emerging Markets Local Bond Fund	Emerging Markets Local Bond
Lord Abbett Multi-Asset Global Opportunity Fund	Multi-Asset Global
Lord Abbett Investment Trust	Investment Trust
Lord Abbett Convertible Fund	Convertible
Lord Abbett Core Fixed Income Fund	Core Fixed Income
Lord Abbett Diversified Equity Strategy Fund	Diversified Equity Strategy
Lord Abbett Floating Rate Fund	Floating Rate
Lord Abbett High Yield Fund	High Yield
Lord Abbett Income Fund	Income
Lord Abbett Inflation Focused Fund	Inflation Focused
Lord Abbett Multi-Asset Balanced Opportunity Fund	Multi-Asset Balanced
Lord Abbett Multi-Asset Growth Fund	Multi-Asset Growth
Lord Abbett Multi-Asset Income Fund	Multi-Asset Income
Lord Abbett Short Duration Income Fund	Short Duration Income
Lord Abbett Total Return Fund	Total Return
Lord Abbett Mid Cap Stock Fund	Mid Cap Stock
Lord Abbett Municipal Income Fund	Municipal Income Fund
Lord Abbett AMT Free Municipal Bond Fund	AMT Free
Lord Abbett California Tax Free Income Fund	CA Tax Free
Lord Abbett High Yield Municipal Bond Fund	High Yield Municipal
Lord Abbett Intermediate Tax Free Fund	Intermediate Tax Free
Lord Abbett National Tax Free Income Fund	National Tax Free
Lord Abbett New Jersey Tax Free Income Fund	NJ Tax Free
Lord Abbett New York Tax Free Income Fund	NY Tax Free
Lord Abbett Short Duration Tax Free Fund	Short Duration Tax Free
Lord Abbett Research Fund	Research Fund
Lord Abbett Calibrated Dividend Growth Fund	Calibrated Dividend Growth
Lord Abbett Growth Opportunities Fund	Growth Opportunities
Lord Abbett Small Cap Value Fund	Small Cap Value

A-1

Fund	Term Used in this Proxy Statement
Lord Abbett Securities Trust	Securities Trust
Lord Abbett Alpha Strategy Fund	Alpha Strategy
Lord Abbett Fundamental Equity Fund	Fundamental Equity
Lord Abbett Growth Leaders Fund	Growth Leaders
Lord Abbett International Core Equity Fund	International Core Equity
Lord Abbett International Dividend Income Fund	International Dividend Income
Lord Abbett International Opportunities Fund	International Opportunities
Lord Abbett Micro Cap Growth Fund	Micro Cap Growth
Lord Abbett Micro Cap Value Fund	Micro Cap Value
Lord Abbett Value Opportunities Fund	Value Opportunities
Lord Abbett Series Fund	Series Fund
Bond Debenture Portfolio	Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio	Calibrated Dividend Growth Portfolio
Classic Stock Portfolio	Classic Stock Portfolio
Developing Growth Portfolio	Developing Growth Portfolio
Fundamental Equity Portfolio	Fundamental Equity Portfolio
Growth and Income Portfolio	Growth and Income Portfolio
Growth Opportunities Portfolio	Growth Opportunities Portfolio
International Core Equity Portfolio	International Core Equity Portfolio
International Opportunities Portfolio	International Opportunities Portfolio
Mid Cap Stock Portfolio	Mid Cap Stock Portfolio
Short Duration Income Portfolio	Short Duration Income Portfolio
Total Return Portfolio	Total Return Portfolio
Value Opportunities Portfolio	Value Opportunities Portfolio
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund	U.S. Government Money Market

A-2

Appendix B: Board Nominees’ Biographical Information

Table 1. Certain biographical and other information relating to the Board nominee who is an “interested person” of each Fund, as that term is defined in the 1940 Act, is set forth below. Ms. Foster is an interested person of the Funds because she is the Managing Partner and Chief Executive Officer of Lord Abbett, each Fund’s investment adviser. For information as to term of office and length of time served on each Board, see Appendix C.

Name, Address, and Year of Birth	Current Position with Each Fund*	Principal Occupation During Past Five Years	Other Directorships
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director/Trustee; President; Chief Executive Officer	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	None.

*	Ms. Foster currently is a Director/Trustee and officer of each of the twelve investment companies in the Lord Abbett Family of Funds, consisting of 56 portfolios or series.

Table 2. Certain biographical and other information relating to the Board nominees who are not “interested persons” of each Fund, as that term is defined in the 1940 Act, is set forth below. For information as to term of office and length of time served on each Board, see Appendix C.

Name, Address*, and Year of Birth	Current Position with Each Fund**	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow (1941)	Director/Trustee; Chairman	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Advisor, Time Warner Inc. (1998-2000).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009-2010).
Robert B. Calhoun, Jr. (1942)	Director/Trustee	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991-2009).	None.

Name, Address*, and Year of Birth	Current Position with Each Fund**	Principal Occupation During Past Five Years	Other Directorships
Eric C. Fast (1949)	Director/Trustee	Chief Executive Officer of Crane Co., an industrial products company (2001–2014).	Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).
Evelyn E. Guernsey (1955)	Director/Trustee	CEO, Americas of J.P. Morgan Asset Management (2004–2010).	None.
Julie A. Hill (1946)	Director/Trustee	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994).
Franklin W. Hobbs (1947)	Director/Trustee	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).
James M. McTaggart (1947)	Director/Trustee

Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978– 2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Currently serves as director of Blyth, Inc., a home products company (since 2004).

Name, Address*, and Year of Birth	Current Position with Each Fund**	Principal Occupation During Past Five Years	Other Directorships
James L.L. Tullis (1947)	Director/Trustee	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).	Currently serves as director of Crane Co. (since 1998).

*	The address of each Board nominee listed above in Table 2 is: Lord, Abbett & Co. LLC, c/o Legal Department, 90 Hudson Street, Jersey City, NJ 07302.

**	Each of the independent Board members currently is a Director/Trustee of the twelve investment companies in the Lord Abbett Family of Funds, consisting of 56 portfolios or series.

Appendix C: Board Nominees’ Term and Tenure

Each Board member serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). Set forth below is the year in which each current Board nominee became a member of each Fund’s Board.

Fund	Foster*	Bigelow	Calhoun	Fast	Guernsey
Affiliated	2006	1994	1998	2014	2011
Bond Debenture	2006	1994	1998	2014	2011
Developing Growth	2006	1994	1998	2014	2011
Equity Trust	2006	2001	2001	2014	2011
Global Fund	2006	1994	1998	2014	2011
Investment Trust	2006	1994	1998	2014	2011
Mid Cap Stock	2006	1994	1998	2014	2011
Municipal Income Fund	2006	1994	1998	2014	2011
Research Fund	2006	1996	1998	2014	2011
Securities Trust	2006	1994	1998	2014	2011
Series Fund	2006	1994	1998	2014	2011
U.S. Government Money Market	2006	1994	1998	2014	2011
Fund	Hill	Hobbs	McTaggart	Tullis
Affiliated	2004	2000	2012	2006
Bond Debenture	2004	2000	2012	2006
Developing Growth	2004	2000	2012	2006
Equity Trust	2004	2001	2012	2006
Global Fund	2004	2000	2012	2006
Investment Trust	2004	2000	2012	2006
Mid Cap Stock	2004	2000	2012	2006
Municipal Income Fund	2004	2000	2012	2006
Research Fund	2004	2001	2012	2006
Securities Trust	2004	2001	2012	2006
Series Fund	2004	2001	2012	2006
U.S. Government Money Market	2004	2000	2012	2006

*	Ms. Foster is an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

C-1

Appendix D: Board Nominees’ Experience, Qualifications, and Skills

Interested Board Nominee:

•

Daria L. Foster. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

Independent Board Nominees:

•

E. Thayer Bigelow. Board tenure with the Lord Abbett Family of Funds (since 1994), media investment and consulting experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Robert B. Calhoun, Jr. Board tenure with the Lord Abbett Family of Funds (since 1998), financial services industry experience, leadership experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Eric C. Fast. Board Tenure with the Lord Abbett Family of Funds (since 2014), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

•

Evelyn E. Guernsey. Board tenure with the Lord Abbett Family of Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•

Julie A. Hill. Board tenure with the Lord Abbett Family of Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•

Franklin W. Hobbs. Board tenure with the Lord Abbett Family of Funds (since 2000), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

James M. McTaggart. Board tenure with the Lord Abbett Family of Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•

James L.L. Tullis. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

D-1

Appendix E: Standing Committees of the Board

Committee	Committee Members	Description
Audit Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey James M. McTaggart

The Audit Committee is comprised solely of independent Board members. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Proxy Committee	Eric C. Fast Julie A. Hill Franklin W. Hobbs James L.L. Tullis

The Proxy Committee is comprised of at least two independent Board members, and also may include one or more Board members who are partners or employees of Lord Abbett. Currently, the Proxy Committee comprises solely independent Board members. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Nominating and Governance Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Eric C. Fast Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart James L.L. Tullis

The Nominating and Governance Committee is comprised solely of independent Board members. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Board members and as committee members; and (ii) periodically reviewing Board member compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Funds’ shareholders to serve as an independent Board member. A shareholder who would like to recommend a candidate may write to the Funds.

E-1

Committee	Committee Members	Description
Contract Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Eric C. Fast Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart James L.L. Tullis

The Contract Committee is comprised solely of independent Board members. The Contract Committee conducts much of the factual inquiry undertaken by the Board members in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and each Fund’s portfolio.

E-2

Appendix F: Board and Committee Meetings

Set forth in the table below is information regarding the number of meetings of the Board and the Committees held during each Fund’s most recently completed fiscal year.

Fund	Number of Meetings During Last Fiscal Year
	Board	Audit Committee	Proxy Committee	Nominating and Governance Committee	Contract Committee
Affiliated	9	4	3	6	5
Bond Debenture	9	4	3	6	5
Developing Growth	9	4	2	4	5
Equity Trust	9	4	2	4	5
Global Fund	9	4	3	6	5
Investment Trust	9	4	3	6	5
Mid Cap Stock	9	4	3	6	5
Municipal Income Fund	9	4	2	4	5
Research Fund	9	4	3	6	5
Securities Trust	9	4	3	6	5
Series Fund	9	4	3	6	5
U.S. Government Money Market	9	4	2	3	5

F-1

Appendix G: Executive Officers’ Biographical Information

Certain biographical and other information relating to the executive officers of each Fund is set forth below. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). None of the officers listed below receives compensation from any Fund.

Name, Address*, (Year of Birth), and Position with Each Fund	Fund Name	Length of Service (Year Elected)	Principal Occupation During Past Five Years
Daria L. Foster (1954) President Chief Executive Officer	All Funds All Funds	2006 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Sean J. Aurigemma (1969) Executive Vice President	Securities Trust Series Fund	2010 2010	Portfolio Manager, joined Lord Abbett in 2007.
Jeff D. Diamond (1960) Executive Vice President	Mid Cap Stock Series Fund	2008 2008	Portfolio Manager, joined Lord Abbett in 2007.
Robert I. Gerber (1954) Executive Vice President	Affiliated Bond Debenture Developing Growth Equity Trust Global Fund Investment Trust Mid Cap Stock Municipal Income Fund Research Fund Securities Trust Series Fund U.S. Government Money Market	2007 2007 2007 2007 2001 1998 2007 2006 2007 2005 2003 1997	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.
Todd D. Jacobson (1966) Executive Vice President	Securities Trust Series Fund	2003 2005	Partner and Associate Director, joined Lord Abbett in 2003.
Alan R. Kurtz (1976) Executive Vice President	Investment Trust	2013	Portfolio Manager, joined Lord Abbett in 2000.
Jerald M. Lanzotti (1967) Executive Vice President Vice President	Global Fund Investment Trust Series Fund	2013 2012 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Name, Address*, (Year of Birth), and Position with Each Fund	Fund Name	Length of Service (Year Elected)	Principal Occupation During Past Five Years
Jeffrey D. Lapin (1967) Executive Vice President	Investment Trust	2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005–2012).
Robert A. Lee (1969) Executive Vice President	Bond Debenture Global Fund Investment Trust Series Fund U.S. Government Money Market	2013 2013 1998 2010 2000	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.
Thomas B. Maher (1967) Executive Vice President	Research Fund Securities Trust Series Fund	2013 2008 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.
Justin C. Maurer (1969) Executive Vice President	Research Fund Securities Trust Series Fund	2013 2008 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Vincent J. McBride (1964) Executive Vice President	Securities Trust Series Fund	2003 2010	Partner and Director, joined Lord Abbett in 2003.
Andrew H. O’Brien (1973) Executive Vice President Vice President	Investment Trust Series Fund Global Fund	2007 2010 2013	Partner and Portfolio Manager, joined Lord Abbett in 1998.
F. Thomas O’Halloran, III (1955) Executive Vice President	Developing Growth Securities Trust Series Fund	2001 2003 2010	Partner and Director, joined Lord Abbett in 2001.
Walter H. Prahl (1958) Executive Vice President	Affiliated Equity Trust Research Fund Series Fund	2013 2011 2012 2012	Partner and Director, joined Lord Abbett in 1997.
Steven F. Rocco (1979) Executive Vice President	Bond Debenture Investment Trust Series Fund	2014 2010 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Name, Address*, (Year of Birth), and Position with Each Fund	Fund Name	Length of Service (Year Elected)	Principal Occupation During Past Five Years
Frederick J. Ruvkun (1957) Executive Vice President	Affiliated Equity Trust Research Fund Series Fund	2013 2011 2012 2012	Partner and Director, joined Lord Abbett in 2006.
Daniel S. Solender (1965) Executive Vice President	Municipal Income Fund	2006	Partner and Director, joined Lord Abbett in 2006.
Leah G. Traub (1979) Executive Vice President	Global Fund	2009	Partner and Director of Currency Management, joined Lord Abbett in 2007.
Paul J. Volovich (1973) Executive Vice President	Research Fund Series Fund	2004 2005	Partner and Director, joined Lord Abbett in 1997.
Kewjin Yuoh (1971) Executive Vice President Vice President	U.S. Government Money Market Investment Trust Series Fund	2011 2011 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President—Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003–2010).
A. Edward Allinson (1961) Vice President	Securities Trust Series Fund	2011 2011	Portfolio Manager, joined Lord Abbett in 2005.
John W. Ashbrook (1964) Vice President and Assistant Secretary	All Funds	2014	Senior Counsel, joined Lord Abbett in 2008.
Joan A. Binstock (1954) Chief Financial Officer and Vice President	Affiliated Bond Debenture Developing Growth Equity Trust Global Fund Investment Trust Mid Cap Stock Municipal Income Fund Research Fund Securities Trust Series Fund U.S. Government Money Market	1999 1999 1999 2001 1999 1999 1999 1999 1999 1999 1999 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Name, Address*, (Year of Birth), and Position with Each Fund	Fund Name	Length of Service (Year Elected)	Principal Occupation During Past Five Years
Brooke A. Fapohunda (1975) Vice President and Assistant Secretary	All Funds	2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.
John K. Forst (1960) Vice President and Assistant Secretary	All Funds	2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.
Philip B. Herman (1977) Vice President	Municipal Income Fund	2010	Portfolio Manager, joined Lord Abbett in 2007.
Anthony W. Hipple (1964) Vice President	Research Fund Series Fund	2014 2014	Portfolio Manager, joined Lord Abbett in 2002.
Lawrence H. Kaplan (1957) Vice President and Secretary	Affiliated Bond Debenture Developing Growth Equity Trust Global Fund Investment Trust Mid Cap Stock Municipal Income Fund Research Fund Securities Trust Series Fund U.S. Government Money Market	1997 1997 1997 2001 1997 1997 1997 1997 1997 1997 1997 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Hyun Lee (1970) Vice President	Investment Trust	2013	Portfolio Manager, joined Lord Abbett in 2001.
David J. Linsen (1974) Vice President	Affiliated Equity Trust Mid Cap Stock Research Fund Securities Trust Series Fund	2012 2012 2012 2008 2011 2008	Partner and Director, joined Lord Abbett in 2001.

Name, Address*, (Year of Birth), and Position with Each Fund	Fund Name	Length of Service (Year Elected)	Principal Occupation During Past Five Years
Susan D. Lively (1981) Vice President and Assistant Secretary	All Funds	2014	Counsel, joined Lord Abbett in 2011 and was formerly an Associate at Sidley Austin LLP (2008–2011).
Joseph M. McGill (1962) Chief Compliance Officer	All Funds	2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003–2013).
A. Edward Oberhaus, III (1959) Vice President	Affiliated Bond Debenture Developing Growth Equity Trust Global Fund Investment Trust Mid Cap Stock Municipal Income Fund Research Fund Securities Trust Series Fund U.S. Government Money Market	1996 1996 1996 2001 1996 1996 1996 1996 1996 1993 1998 1996	Partner and Director, joined Lord Abbett in 1983.
Noah Petrucci (1970) Vice President	Mid Cap Stock Series Fund	2013 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).
Thomas R. Phillips (1960) Vice President and Assistant Secretary	All Funds	2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.
David B. Ritt (1976) Vice President	Global Fund	2009	Portfolio Manager, joined Lord Abbett in 2006.
Lawrence B. Stoller (1963) Vice President and Assistant Secretary	All Funds	2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.
Daniel T. Vande Velde (1967) Vice President	Municipal Income Fund	2008	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Name, Address*, (Year of Birth), and Position with Each Fund	Fund Name	Length of Service (Year Elected)	Principal Occupation During Past Five Years
Arthur K. Weise (1970) Vice President	Developing Growth Securities Trust Series Fund	2010 2011 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.
Scott S. Wallner (1955) AML Compliance Officer	All Funds	2011	Assistant General Counsel, joined Lord Abbett in 2004.
Bernard J. Grzelak (1971) Treasurer	All Funds	2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

*	The address of each officer listed above is: 90 Hudson Street, Jersey City, New Jersey 07302.

Appendix H: Board Compensation

Table 1. Compensation Paid to Board Members by Each Fund

Set forth in the table below is information regarding compensation for serving as an independent Board member accrued by each Fund during each Fund’s most recently completed fiscal year. Ms. Foster is not compensated for serving as a Board member of the Funds.

Independent Board member fees, including attendance fees for Board and Committee meetings, are allocated among all Funds based on the net assets of each Fund. A portion of the fees payable by each Fund to its independent Board members may be deferred at the option of a Board member under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Board member. In addition, $25,000 of each independent Board member’s $205,000 annual retainer must be deferred and is deemed invested in shares of the Funds under the equity-based plan. The amounts ultimately received by the Board members under the equity-based plan will be directly linked to the investment performance of the Funds. The compensation of the Chairman is $100,000 per year, while the compensation of the Chairperson of the Audit Committee is $30,000 annually. The annual retainer for service on the Contract Committee is $30,000. The fee for attendance at Board meetings is $4,000 per meeting and the fee for attendance at Committee meetings (other than Contract Committee meetings) is $2,000 per meeting. No meeting fee is paid for attending a special meeting (on any topic) at which less than one-third of all Board members (or Committee members) are present (in-person or telephonically).

Fund	Bigelow	Calhoun	Fast*	Guernsey
Affiliated	$24,159	$18,455	N/A	$19,607
Bond Debenture	$30,534	$22,502	N/A	$24,470
Developing Growth	$11,704	$8,637	$2,012	$9,489
Equity Trust	$2,907	$2,149	$592	$2,358
Global Fund	$2,265	$1,601	N/A	$1,814
Investment Trust	$172,566	$131,622	N/A	$139,902
Mid Cap Stock	$8,755	$6,451	N/A	$7,012
Municipal Income Fund	$32,472	$23,995	$8,622	$26,384
Research Fund	$21,328	$16,298	N/A	$17,315
Securities Trust	$42,392	$31,446	N/A	$34,346
Series Fund	$10,856	$8,002	N/A	$8,695
U.S. Government Money Market	$2,297	$1,693	$164	$1,852

*	Mr. Fast was nominated and appointed to serve on the Board of the Funds effective June 1, 2014.

H-1

Fund	Hill	Hobbs	McTaggart	Tullis
Affiliated	$17,944	$17,857	$17,978	$17,985
Bond Debenture	$22,131	$22,010	$22,446	$22,172
Developing Growth	$8,498	$8,332	$8,620	$8,510
Equity Trust	$2,110	$2,061	$2,141	$2,115
Global Fund	$1,628	$1,568	$1,664	$1,580
Investment Trust	$127,887	$127,375	$128,276	$128,317
Mid Cap Stock	$6,344	$6,312	$6,432	$6,358
Municipal Income Fund	$23,594	$23,142	$23,940	$23,636
Research Fund	$15,842	$15,766	$15,876	$15,880
Securities Trust	$31,250	$30,471	$31,485	$30,698
Series Fund	$7,867	$7,829	$7,975	$7,886
U.S. Government Money Market	$1,664	$1,670	$1,686	$1,670

Table 2. Aggregate Compensation Paid to Board Members by All Funds

Set forth in the first column of the table below is information regarding the aggregate compensation paid by all of the Funds to the independent Board members for the year ended December 31, 2013. The fees listed below include Board member fees and attendance fees for Board and Committee meetings and fees Board members have chosen to defer under the equity-based plan. Of the amounts shown in the first column, the total deferred amount is indicated in the second column.

Name	Aggregate Compensation Paid to Board Members by Lord Abbett- Sponsored Funds	Deferred Compensation Payable to Board Members by Lord Abbett- Sponsored Funds
E. Thayer Bigelow	$377,000	$25,000
Robert B. Calhoun, Jr.	$277,000	$277,000
Eric C. Fast*	N/A	N/A
Evelyn E. Guernsey	$302,000	$25,000
Julie A. Hill	$273,000	$73,000
Franklin W. Hobbs	$271,000	$271,000
James M. McTaggart	$277,000	$25,000
James L.L. Tullis	$273,000	$273,000

*	Mr. Fast was nominated and appointed to serve on the Board of the Funds effective June 1, 2014.

H-2

Appendix I: Board Nominees’ Ownership of Fund Shares

The following table provides certain information on the dollar range of equity securities beneficially owned by each Board nominee in each Fund as of July 31, 2014. The amounts shown include deferred compensation to the Board members deemed invested in Fund shares. The amounts ultimately received by the Board members under the equity-based plan will be directly linked to the investment performance of the Funds.

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee
	Bigelow	Calhoun	Fast*	Foster**
Affiliated	$50,001-$100,000	Over $100,000	$1-$10,000	Over $100,000
Bond Debenture	$10,001-$50,000	$50,001-$100,000	$1-$10,000	Over $100,000
Developing Growth	$1-$10,000	Over $100,000	$1-$10,000	Over $100,000
Equity Trust
Calibrated Large Cap Value	Over $100,000	Over $100,000	$1-$10,000	Over $100,000
Calibrated Mid Cap Value	Over $100,000	Over $100,000	$1-$10,000	Over $100,000
Global Fund
Emerging Markets Corporate Debt	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Emerging Markets Currency	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Emerging Markets Local Bond	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Multi-Asset Global	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Investment Trust
Convertible	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Core Fixed Income	$50,001-$100,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Diversified Equity Strategy	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Floating Rate	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000
High Yield	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Income	$1-$10,000	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Inflation Focused	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Multi-Asset Balanced	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Multi-Asset Growth	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Multi-Asset Income	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Short Duration Income	$10,001-$50,000	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Total Return	Over $100,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Mid Cap Stock	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Municipal Income Fund
AMT Free	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
CA Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	$0
High Yield Municipal	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Intermediate Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
National Tax Free	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000
NJ Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	$0
NY Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Short Duration Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Research Fund
Calibrated Dividend Growth	$1-$10,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Growth Opportunities	$1-$10,000	Over $100,000	$10,001-$50,000	Over $100,000
Small Cap Value	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Securities Trust
Alpha Strategy	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee
	Bigelow	Calhoun	Fast*	Foster**
Fundamental Equity	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000
Growth Leaders	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
International Core Equity	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
International Dividend Income	$1-$10,000	$1-$10,000	$10,001-$50,000	Over $100,000
International Opportunities	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Micro Cap Growth	$1-$10,000	Over $100,000	$1-$10,000	Over $100,000
Micro Cap Value	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Value Opportunities	Over $100,000	$10,001-$50,000	$1-$10,000	Over $100,000
Series Fund
Bond Debenture Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Calibrated Dividend Growth Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Classic Stock Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Developing Growth Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Fundamental Equity Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Growth and Income Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Growth Opportunities Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
International Core Equity Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
International Opportunities Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Mid Cap Stock Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Short Duration Income Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Total Return Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$0
Value Opportunities Portfolio	$1-$10,000	$1-$10,000	$0	$0
U.S. Government Money Market	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Aggregate Dollar Range of Equity Securities in All Lord Abbett-Sponsored Funds	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000

*	Mr. Fast was nominated and appointed to serve on the Board of each Fund effective June 1, 2014.

**	Ms. Foster is an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee
	Guernsey	Hill	Hobbs
Affiliated	$1-$10,000	Over $100,000	Over $100,000
Bond Debenture	$1-$10,000	Over $100,000	Over $100,000
Developing Growth	$1-$10,000	$10,001-$50,000	Over $100,000
Equity Trust
Calibrated Large Cap Value	$1-$10,000	$10,001-$50,000	$1-$10,000
Calibrated Mid Cap Value	$1-$10,000	$10,001-$50,000	$1-$10,000
Global Fund
Emerging Markets Corporate Debt	$1-$10,000	$1-$10,000	$1-$10,000
Emerging Markets Currency	$1-$10,000	$1-$10,000	$1-$10,000
Emerging Markets Local Bond	$1-$10,000	$1-$10,000	$1-$10,000
Multi-Asset Global	$1-$10,000	$1-$10,000	$1-$10,000
Investment Trust
Convertible	$1-$10,000	$1-$10,000	$10,001-$50,000
Core Fixed Income	$1-$10,000	$1-$10,000	$10,001-$50,000
Diversified Equity Strategy	$1-$10,000	$1-$10,000	$1-$10,000
Floating Rate	$1-$10,000	Over $100,000	$50,001-$100,000
High Yield	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Income	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Inflation Focused	$1-$10,000	$1-$10,000	$1-$10,000
Multi-Asset Balanced	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Multi-Asset Growth	Over $100,000	$1-$10,000	$10,001-$50,000
Multi-Asset Income	$1-$10,000	$1-$10,000	$10,001-$50,000
Short Duration Income	$10,001-$50,000	$10,001-$50,000	Over $100,000
Total Return	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Mid Cap Stock	$1-$10,000	$50,001-$100,000	Over $100,000
Municipal Income Fund
AMT Free	$1-$10,000	$1-$10,000	$1-$10,000
CA Tax Free	$1-$10,000	$1-$10,000	$10,001-$50,000
High Yield Municipal	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Intermediate Tax Free	$1-$10,000	$1-$10,000	$10,001-$50,000
National Tax Free	$1-$10,000	$10,001-$50,000	Over $100,000
NJ Tax Free	$1-$10,000	$1-$10,000	$1-$10,000
NY Tax Free	$1-$10,000	$1-$10,000	$10,001-$50,000
Short Duration Tax Free	$1-$10,000	$1-$10,000	$10,001-$50,000
Research Fund
Calibrated Dividend Growth	$1-$10,000	$50,001-$100,000	Over $100,000
Growth Opportunities	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Small Cap Value	$1-$10,000	$50,001-$100,000	Over $100,000
Securities Trust
Alpha Strategy	$1-$10,000	Over $100,000	$10,001-$50,000
Fundamental Equity	$1-$10,000	$10,001-$50,000	Over $100,000
Growth Leaders	$1-$10,000	$1-$10,000	$10,001-$50,000
International Core Equity	$1-$10,000	$1-$10,000	$10,001-$50,000
International Dividend Income	$1-$10,000	$1-$10,000	$10,001-$50,000
International Opportunities	$1-$10,000	$1-$10,000	$10,001-$50,000
Micro Cap Growth	$1-$10,000	$1-$10,000	$1-$10,000
Micro Cap Value	$1-$10,000	$1-$10,000	$1-$10,000
Value Opportunities	$1-$10,000	$10,001-$50,000	Over $100,000

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee
	Guernsey	Hill	Hobbs
Series Fund
Bond Debenture Portfolio	$1-$10,000	$1-$10,000	$10,001-$50,000
Calibrated Dividend Growth Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Classic Stock Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Developing Growth Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Fundamental Equity Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Growth and Income Portfolio	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Growth Opportunities Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
International Core Equity Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
International Opportunities Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Mid Cap Stock Portfolio	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Short Duration Income Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Total Return Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Value Opportunities Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
U.S. Government Money Market	$1-$10,000	$1-$10,000	$10,001-$50,000
Aggregate Dollar Range of Equity Securities in All Lord Abbett-Sponsored Funds	Over $100,000	Over $100,000	Over $100,000

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee
	McTaggart	Tullis
Affiliated	$1-$10,000	$50,001-$100,000
Bond Debenture	$1-$10,000	$10,001-$50,000
Developing Growth	$1-$10,000	Over $100,000
Equity Trust
Calibrated Large Cap Value	$1-$10,000	Over $100,000
Calibrated Mid Cap Value	$1-$10,000	$1-$10,000
Global Fund
Emerging Markets Corporate Debt	$1-$10,000	$1-$10,000
Emerging Markets Currency	$1-$10,000	$1-$10,000
Emerging Markets Local Bond	$1-$10,000	$1-$10,000
Multi-Asset Global	$1-$10,000	$1-$10,000
Investment Trust
Convertible	$1-$10,000	$1-$10,000
Core Fixed Income	$1-$10,000	$1-$10,000
Diversified Equity Strategy	$1-$10,000	$1-$10,000
Floating Rate	$1-$10,000	$1-$10,000
High Yield	$1-$10,000	$1-$10,000
Income	$1-$10,000	$1-$10,000
Inflation Focused	$1-$10,000	$1-$10,000
Multi-Asset Balanced	$1-$10,000	$1-$10,000
Multi-Asset Growth	$1-$10,000	$1-$10,000
Multi-Asset Income	$1-$10,000	$1-$10,000
Short Duration Income	$10,001-$50,000	$10,001-$50,000
Total Return	$1-$10,000	$1-$10,000
Mid Cap Stock	$1-$10,000	$10,001-$50,000
Municipal Income Fund
AMT Free	$1-$10,000	$1-$10,000
CA Tax Free	$1-$10,000	$1-$10,000
High Yield Municipal	$1-$10,000	$1-$10,000
Intermediate Tax Free	$1-$10,000	$1-$10,000
National Tax Free	$1-$10,000	$10,001-$50,000
NJ Tax Free	$1-$10,000	$1-$10,000
NY Tax Free	$1-$10,000	$1-$10,000
Short Duration Tax Free	$1-$10,000	$1-$10,000
Research Fund
Calibrated Dividend Growth	$1-$10,000	$10,001-$50,000
Growth Opportunities	$1-$10,000	$1-$10,000
Small Cap Value	$1-$10,000	$10,001-$50,000
Securities Trust
Alpha Strategy	$1-$10,000	$1-$10,000
Fundamental Equity	$1-$10,000	Over $100,000
Growth Leaders	$1-$10,000	Over $100,000
International Core Equity	$1-$10,000	Over $100,000
International Dividend Income	$1-$10,000	$1-$10,000
International Opportunities	$1-$10,000	Over $100,000
Micro Cap Growth	$1-$10,000	Over $100,000
Micro Cap Value	$1-$10,000	$1-$10,000
Value Opportunities	$1-$10,000	Over $100,000

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee
	McTaggart	Tullis
Series Fund
Bond Debenture Portfolio	$1-$10,000	$1-$10,000
Calibrated Dividend Growth Portfolio	$1-$10,000	$1-$10,000
Classic Stock Portfolio	$1-$10,000	$1-$10,000
Developing Growth Portfolio	$1-$10,000	$1-$10,000
Fundamental Equity Portfolio	$1-$10,000	$1-$10,000
Growth and Income Portfolio	$1-$10,000	$1-$10,000
Growth Opportunities Portfolio	$1-$10,000	$1-$10,000
International Core Equity Portfolio	$1-$10,000	$1-$10,000
International Opportunities Portfolio	$1-$10,000	$1-$10,000
Mid Cap Stock Portfolio	$1-$10,000	$1-$10,000
Short Duration Income Portfolio	$1-$10,000	$1-$10,000
Total Return Portfolio	$1-$10,000	$1-$10,000
Value Opportunities Portfolio	$1-$10,000	$1-$10,000
U.S. Government Money Market	$1-$10,000	$1-$10,000
Aggregate Dollar Range of Equity Securities in All Lord Abbett-Sponsored Funds	$10,001-$50,000	Over $100,000

Appendix J: Board Nominees’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of September 8, 2014, the Board nominees and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Funds except as set forth below.

Fund	Class	Percentage of Ownership as a Group
Calibrated Large Cap Value	Class A	4.97%
Calibrated Large Cap Value	Class F	3.23%
Calibrated Mid Cap Value	Class A	13.26%
Emerging Markets Corporate Debt	Class A	9.12%
Emerging Markets Currency	Class A	2.32%
Emerging Markets Local Bond	Class A	8.35%
Diversified Equity Strategy	Class I	1.17%
AMT Free	Class A	1.68%
NJ Tax Free	Class A	2.20%
Calibrated Dividend Growth	Class I	7.90%
Alpha Strategy	Class I	3.04%
Growth Leaders	Class A	1.24%
Growth Leaders	Class I	3.33%
International Core Equity	Class A	1.04%
Micro Cap Growth	Class A	11.36%
U.S. Government Money Market	Class A	4.62%
U.S. Government Money Market	Class I	6.66%

J-1

Appendix K: Shares Outstanding on the Record Date

Fund	Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Total
Affiliated	368,405,759.148	4,405,726.268	27,867,242.642	8,915,930.186	16,419,803.522	1,796,559.802	43,108.233	3,361,072.452	431,215,202.253
Bond Debenture	577,698,879.066	17,104,734.537	259,099,515.544	217,307,985.680	51,528,770.737	9,127,995.344	379,331.868	13,615,666.905	1,145,862,879.681
Developing Growth	47,999,696.250	475,209.562	5,513,016.233	7,036,898.573	53,434,199.579	3,749,325.611	598,672.809	12,021,268.158	130,828,286.775
Equity Trust
Calibrated Large Cap Value	3,629,802.223	–	485,030.661	752,842.032	15,407,107.589	–	8,830.992	6,511.990	20,290,125.487
Calibrated Mid Cap Value	1,287,654.157	–	198,721.573	384,029.986	26,270,784.996	–	1,524.804	3,369.074	28,146,084.590
Total									48,436,210.077
Global Fund
Emerging Markets Corporate Debt	413,598.821	–	18,628.912	8,183.633	331,224.488	–	6,900.423	6,900.423	785,436.700
Emerging Markets Currency Fund	6,130,306.137	72,585.488	2,064,270.101	4,905,618.207	69,237,078.654	547.513	17,893.538	84,287.920	82,512,587.558
Emerging Markets Local Bond Fund	501,244.845	–	27,333.454	10,063.626	165,647.125	–	7,180.648	7,184.336	718,654.034
Multi-Asset Global	13,111,148.641	433,701.563	3,912,895.487	1,102,249.815	3,341,469.157	–	8,459.555	478,191.387	22,388,115.605
Total									106,404,793.897
Investment Trust
Convertible	12,311,600.244	180,592.350	5,179,617.426	9,518,957.121	32,697,880.618	3,546.155	21,899.468	235,563.913	60,149,657.295
Core Fixed Income	33,734,622.174	669,953.072	7,312,434.671	30,201,104.912	43,770,018.533	4,161.537	42,215.657	1,813,784.313	117,548,294.869
Diversified Equity Strategy	7,492,974.857	342,502.976	3,194,689.037	210,452.113	873,335.167	–	10,712.326	541,127.405	12,665,793.881
Floating Rate	331,289,556.506	–	196,480,758.215	286,317,856.939	46,288,911.610	–	76,494.621	2,907,434.432	863,361,012.323
High Yield	127,786,648.710	1,463,228.370	43,700,884.821	66,922,214.067	220,085,424.616	198,891.704	686,432.905	4,259,004.017	465,102,729.210
Income	362,286,128.974	3,028,202.193	103,290,796.609	134,835,266.173	40,869,416.360	–	1,544,074.530	15,164,424.640	661,018,309.479
Inflation Focused	31,530,692.223	–	8,115,812.453	25,789,532.746	10,245,179.283	–	18,992.985	12,374.735	75,712,584.425
Multi-Asset Balanced	116,560,340.838	2,837,161.616	27,763,856.783	5,398,023.397	2,790,609.734	100,510.291	144,853.729	2,796,886.223	158,392,242.611
Multi-Asset Growth	42,239,918.248	1,189,412.298	10,441,609.829	2,032,446.330	716,000.285	100.043	14,188.037	1,161,197.459	57,794,872.529
Multi-Asset Income	65,073,475.852	453,116.809	43,389,406.926	36,971,424.509	1,089,164.156	–	45,508.875	748,757.233	147,770,854.360
Short Duration Income	2,889,842,955.976	5,999,377.811	1,767,823,302.868	2,608,275,414.668	808,594,115.064	–	3,999,730.316	30,309,829.817	8,114,844,726.520
Total Return	78,209,472.057	1,514,686.172	14,321,701.726	39,224,136.363	16,330,275.304	252,003.202	317,879.520	5,845,929.791	156,016,084.135
Total									10,890,377,161.637
Mid Cap Stock	51,514,596.447	954,515.036	9,960,137.880	4,715,511.289	26,156,475.635	4,391,454.590	61,873.562	1,270,854.937	99,025,419.376
Municipal Fund
AMT Free	5,783,987.737	–	1,294,351.281	1,443,750.270	10,616.034	–	–	–	8,532,705.322
CA Tax Free	15,494,564.475	–	3,329,666.177	2,318,275.974	1,262.463	–	–	–	21,143,769.089
High Yield Municipal	97,511,949.239	–	34,951,334.371	32,518,990.969	2,179,590.785	1,130.301	–	–	167,162,995.665
Intermediate Tax Free	137,608,791.639	374,092.791	51,884,766.679	98,575,921.263	6,222,486.723	1,432.834	–	–	294,667,491.929
National Tax Free	126,078,006.839	398,197.993	15,467,164.569	13,105,643.188	103,392.711	–	–	–	155,152,405.300
NJ Tax Free	18,849,098.819	–	–	1,372,280.582	2,626.765	–	–	–	20,224,006.166
NY Tax Free	21,754,092.379	–	4,411,276.328	1,964,437.040	57,188.333	–	–	–	28,186,994.080
Short Duration Tax Free	79,137,623.076	–	15,208,032.811	48,028,337.094	5,425,151.549	–	–	–	147,799,144.530
Total									842,869,512.081

K-1

Fund	Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Total
Research Fund
Calibrated Dividend Growth	99,423,119.389	2,155,971.697	16,159,688.937	7,017,548.041	1,043,076.074	160,609.139	145,697.491	1,375,073.808	127,480,784.576
Growth Opportunities	18,205,705.650	612,015.990	3,213,745.616	824,760.535	7,334,543.961	195,677.957	44,213.727	1,435,431.420	31,866,094.856
Small Cap Value	24,349,712.668	133,212.398	1,541,881.324	947,611.468	30,109,665.662	3,217,411.869	4,078.026	278,078.211	60,581,651.626
Total									219,928,531.058
Securities Trust
Alpha Strategy	18,322,861.216	594,263.157	10,884,369.984	8,195,759.709	1,480,665.622	–	106,885.898	1,137,488.483	40,722,294.069
Fundamental Equity	177,859,646.797	3,261,373.272	69,089,664.157	54,545,286.731	32,474,415.580	1,488,262.163	1,359,177.797	20,068,373.870	360,146,200.367
Growth Leaders	20,485,373.853	298,444.359	9,919,216.477	20,623,777.226	3,085,925.111	–	13,135.573	439,967.660	54,865,840.259
International Core Equity	28,177,337.926	892,253.608	3,930,814.615	5,935,654.294	7,200,164.553	11,708.891	79,828.276	1,535,351.089	47,763,113.252
International Dividend Income	110,401,042.064	–	21,354,581.214	35,701,689.132	114,091,622.901	–	144,224.875	1,233,436.741	282,926,596.927
International Opportunities	7,611,062.356	275,145.540	1,452,927.478	2,962,925.789	16,118,144.843	52,552.077	12,054.464	385,154.448	28,869,966.995
Micro Cap Growth	696,597.726	–	–	–	8,066,352.071	–	–	–	8,762,949.797
Micro Cap Value	584,859.927	–	–	–	4,154,125.163	–	–	–	4,738,985.090
Value Opportunities	61,906,929.490	953,565.371	20,258,554.844	27,304,051.438	29,507,883.412	2,400,996.528	554,017.934	6,403,909.989	149,289,909.006
Total									978,085,855.762
U.S. Government Money Market	517,171,441.765	7,788,447.566	44,662,674.868	–	19,662,641.960	–	–	–	589,285,206.159
	Class VC

Series Fund
Bond Debenture Portfolio	71,424,203.535
Calibrated Dividend Growth Portfolio	6,980,242.696
Classic Stock Portfolio	2,882,453.739
Developing Growth Portfolio	679,702.685
Fundamental Equity Portfolio	21,185,671.175
Growth and Income Portfolio	26,539,555.492
Growth Opportunities Portfolio	5,978,198.620
International Core Equity Portfolio	2,631,992.273
International Opportunities Portfolio	5,395,216.735
Mid Cap Stock Portfolio	16,779,632.453
Short Duration Income Portfolio	388,024.944
Total Return Portfolio	13,378,027.888
Value Opportunities Portfolio	16,745.794
Total	174,259,668.029

K-2

Appendix L: Principal Shareholders

Table 1. Except as set forth below, to the knowledge of the applicable Fund, as of September 8, 2014, no person is a beneficial owner of more than five percent of the outstanding shares of any class of a Fund.

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Affiliated	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 368,405,759.148 Class B: 4,405,726.268 Class C: 27,867,242.642	Class A: 30.49% Class B: 32.37% Class C: 6.36%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 368,405,759.148 Class C: 27,867,242.642 Class F: 8,915,930.186	Class A: 5.15% Class C: 10.89% Class F: 24.01%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484	Class C: 27,867,242.642 Class F: 8,915,930.186 Class I: 16,419,803.522 Class R2: 43,108.233	Class C: 25.89% Class F: 20.33% Class I: 8.77% Class R2: 7.76%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 27,867,242.642 Class F: 8,915,930.186	Class C: 12.71% Class F: 14.79%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C: 27,867,242.642 Class F: 8,915,930.186	Class C: 6.64% Class F: 21.23%
	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F: 8,915,930.186	Class F: 8.13%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 16,419,803.522	Class I: 16.57%
	Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 16,419,803.522	Class I: 20.12%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 16,419,803.522	Class I: 33.14%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 16,419,803.522	Class I: 14.69%
	Hartford Life Separate Account 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P: 1,796,559.802 Class R3: 3,361,072.452	Class P: 61.25% Class R3: 31.85%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class P: 1,796,559.802	Class P: 8.35%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Affiliated	MG Trust Co. Cust FBO Aries Capital Inc. 717 17th Street Suite 1300 Denver, CO 80202-3304	Class R2: 43,108.233	Class R2: 26.42%
	Michael Fullaway FBO Calaveras Lumber Co Inc. New Comparability PS 401(k) Plan and Trust 805 S. Wheatley Street Suite 600 Ridgeland, MS 39157-5005	Class R2: 43,108.233	Class R2: 55.67%
	Mid Atlantic Trust Co. Approved Storage and Waste HAU 401(k) PSP and Trust 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	Class R2: 43,108.233	Class R2: 5.48%
Bond Debenture	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 577,698,879.066 Class B: 17,104,734.537 Class C: 259,099,515.544	Class A: 42.51% Class B: 28.08% Class C: 7.11%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	Class A: 577,698,879.066 Class B: 17,104,734.537 Class C: 259,099,515.544 Class F: 217,307,985.680	Class A: 6.74% Class B: 18.63% Class C: 14.46% Class F: 17.05%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 577,698,879.066 Class B: 17,104,734.537 Class C: 259,099,515.544 Class I: 51,528,770.737 Class P: 9,127,995.344	Class A: 6.19% Class B: 5.34% Class C: 6.30% Class I: 10.38% Class P: 5.87%
	UBS Financial Services Inc. UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C: 259,099,515.544 Class F: 217,307,985.680	Class C: 9.13% Class F: 12.67%
	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E – 3rd Floor Jacksonville, FL 32246-6484	Class B: 17,104,734.537 Class C: 259,099,515.544 Class F: 217,307,985.680 Class I: 51,528,770.737 Class R2: 379,331.868	Class B: 12.94% Class C: 19.35% Class F: 20.07% Class I: 10.79% Class R2: 69.69%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class B: 17,104,734.537 Class C: 259,099,515.544 Class F: 217,307,985.680 Class P: 9,127,995.344	Class B: 8.82% Class C: 14.61% Class F: 19.15% Class P: 40.18%
	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 259,099,515.544 Class F: 217,307,985.680	Class C: 11.11% Class F: 11.85%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 217,307,985.680	Class F: 6.74%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Bond Debenture	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 51,528,770.737	Class I: 5.86%
	Mac & Co. FBO Profit Sharing Balanced Toward Growth P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Class I: 51,528,770.737	Class I: 7.63%
	Mercer Trust Co. TR FBO Edward D. Jones & Co Deffd Comp Plan 1 Investors Way MSC N-1-G Norwood, MA 02062-1599	Class I: 51,528,770.737	Class I: 9.98%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class I: 51,528,770.737	Class I: 21.93%
	WTRISC As Agent FBO Meijer Savings 401(k) Plans I & II P.O. Box 52129 Phoenix, AZ 85072-2129	Class I: 51,528,770.737	Class I: 6.47%
	Hartford Life Separate Account 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P: 9,127,995.344 Class R3: 13,615,666.905	Class P: 42.36% Class R3: 11.28%
	Voya Retirement Insurance and Annuity Co One Orange Way, B3N Windsor, CT 06095-4773	Class R3: 13,615,666.905	Class R3: 27.91%
	Voya Institutional Trust Co. P.O. Box 990065 Hartford, CT 06199-0065	Class R3: 13,615,666.905	Class R3: 30.02%
Developing Growth	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 47,999,696.250 Class B: 475,209.562	Class A: 7.19% Class B: 8.26%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class A: 47,999,696.250 Class F: 7,036,898.573 Class I: 53,434,199.579	Class A: 6.28% Class F: 6.92% Class I: 31.39%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 47,999,696.250 Class C: 5,513,016.233 Class F: 7,036,898.573 Class R2: 598,672.809	Class A: 8.41% Class C: 20.78% Class F: 10.56% Class R2: 28.20%
	State Street Corp. TTEE FBO ADP ACCESS 1 Lincoln Street Boston, MA 02111-2901	Class A: 47,999,696.250 Class R3: 12,021,268.158	Class A: 5.01% Class R3: 12.14%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Developing Growth	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class B: 475,209.562 Class F: 7,036,898.573	Class B: 6.82% Class F: 5.55%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class B: 475,209.562 Class C: 5,513,016.233 Class F: 7,036,898.573	Class B: 5.63% Class C: 10.03% Class F: 12.32%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class C: 5,513,016.233 Class F: 7,036,898.573	Class C: 7.56% Class F: 12.78%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class C: 5,513,016.233 Class F: 7,036,898.573 Class P: 3,749,325.611	Class C: 15.39% Class F: 27.72% Class P: 61.40%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class C: 5,513,016.233 Class F: 7,036,898.573	Class C: 10.28% Class F: 14.81%
	Voya Retirement Insurance and Annuity Co One Orange Way, B3N Windsor, CT 06095-4773	Class P: 3,749,325.611 Class R3: 12,021,268.158	Class P: 9.00% Class R3: 16.93%
	Reliance Trust Co. FBO Retirement Plans Serviced by Metlife 8515 East Orchard Road # 2T2 Greenwood Village, CO 80111-5002	Class P: 3,749,325.611	Class P: 7.60%
	Reliance Trust Co Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class R2: 598,672.809	Class R2: 9.82%
	NFS LLC FEBO Reliance Trust Co TTEE/Cust for TRS FBO Various Ret. Plans 1150 South Olive Street, Ste 2700 Los Angeles, CA 90015-2211	Class R2: 598,672.809	Class R2: 22.06%
	NFS LLC FEBO State Street Bank Trust Co. TR Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528-2418	Class R2: 598,672.809	Class R2: 9.35%
	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 12,021,268.158	Class R3: 27.73%
	Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 53,434,199.579	Class I: 17.17%
	AUL Group Retirement Annuity Separate Account II P.O. Box 368 Indianapolis, Indiana 46206-0368	Class R3: 12,021,268.158	Class R3: 5.03%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Developing Growth	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Class R3: 12,021,268.158	Class R3: 8.73%
Calibrated Large Cap Value	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 3,629,802.223 Class C: 485,030.661	Class A: 13.78% Class C: 10.20%
	National Financial Services FEBO Customers Mutual Funds 200 Liberty Street #1 WFC New York, NY 10281-1003	Class A: 3,629,802.223 Class C: 485,030.661 Class F: 752,842.032	Class A: 10.59% Class C: 6.78% Class F: 8.01%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class A: 3,629,802.223 Class F: 752,842.032	Class A: 20.70% Class F: 11.64%
	CSD Investments LLC 90 Hudson Street, Ste 1 Jersey City, NJ 07302-3900	Class A: 3,629,802.223	Class A: 19.51%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 3,629,802.223 Class C: 485,030.661	Class A: 5.00% Class C: 25.87%
	MLPF&S For The Sole Benefit of Its Customers 480 Deer Lake Drive E Fl 3 Jacksonville, FL 32246-6484	Class A: 3,629,802.223 Class C: 485,030.661 Class F: 752,842.032 Class R2: 8,830.992	Class A: 9.90% Class C: 14.42% Class F: 35.39% Class R2: 91.58%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard FL 9 Jersey City, NJ 07310-2055	Class C: 485,030.661 Class F: 752,842.032	Class C: 6.98% Class F: 19.72%
	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 485,030.661 Class F: 752,842.032	Class C: 13.88% Class F: 8.90%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C: 485,030.661 Class F: 752,842.032	Class C: 9.66% Class F: 6.24%
	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R2: 8,830.992	Class R2: 8.42%
	MG Trust Company Cust. FBO FBO Atlanta Flooring Design Centers, Inc. 717 17th Street, Ste 1300 Denver, CO 80202-3304	Class R3: 6,511.990	Class R3: 9.29%
	Flooring Surfaces Inc. Kevin Applebee 2520 S. Muirfield Place Urbana, IL 61802-2157	Class R3: 6,511.990	Class R3: 19.65%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Calibrated Large Cap Value	Flooring Surfaces Inc. Rhonda Applebee 2520 S. Muirfield Place Urbana, IL 61802-2157	Class R3: 6,511.990	Class R3: 19.65%
	Jeromy A. Peterson DDS 401(k) Plan Jeromy A. Peterson 19301 8th Avenue NE Ste A Poulsbo, WA 98370-6200	Class R3: 6,511.990	Class R3: 8.47%
	S Sterling Company 401(k) Plan Troy Franks 12825 Corydon Ramsey Road NW Palmyra, IN 47164-8046	Class R3: 6,511.990	Class R3: 5.73%
	Stigler Health and Wellness Inc. Mary Kathlene Smith-Crease 21363 Jake Smith Road Spiro, OK 74959-4623	Class R3: 6,511.990	Class R3: 6.93%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 15,407,107.589	Class I: 54.29%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 15,407,107.589	Class I: 37.50%
Calibrated Mid Cap Value	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 1,287,654.157 Class C: 198,721.573	Class A: 33.12% Class C: 10.15%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 1,287,654.157 Class C: 198,721.573 Class F: 384,029.986	Class A: 9.18% Class C: 33.15% Class F: 7.80%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd FL 9 Jersey City, NJ 07310-2055	Class F: 384,029.986	Class F: 30.97%
	Daria L. Foster 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 1,287,654.157	Class A: 5.22%
	Diane G. Noelke Robert J. Noelke JTW ROS 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 1,287,654.157	Class A: 8.84%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1 WFC New York, NY 10281-1003	Class A: 1,287,654.157 Class C: 198,721.573 Class F: 384,029.986	Class A: 5.81% Class C: 6.30% Class F: 30.96%
	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 198,721.573 Class F: 384,029.986	Class C: 28.01% Class F: 12.13%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Calibrated Mid Cap Value	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 384,029.986	Class F: 8.25%
	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Drive E Fl 3 Jacksonville, FL 32246-6484	Class R2: 1,524.804	Class R2: 14.62%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R2: 1,524.804 Class R3: 3,369.074	Class R2: 49.73% Class R3: 22.55%
	MG Trust Company Cust. FBO City of Aberdeen WA 457(b) Plan 717 17th Street, Ste 1300 Denver, CO 80202-3304	Class R3: 3,369.074	Class R3: 6.69%
	Lord Abbett Multi-Asset Global Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 26,270,784.996	Class I: 5.84%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 26,270,784.996	Class I: 41.98%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 26,270,784.996	Class I: 30.62%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 26,270,784.996	Class I: 18.16%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	Class F: 384,029.986	Class F: 6.95%
	Mid Atlantic Trust Co. FBO Spirit Services Inc. 401(k) PSP and Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	Class R2: 1,524.804	Class R2: 35.65%
	PAI Trust Co Inc. Mcdonald Law Office SC 401(k) PSP 1300 Enterprise Drive De Pere, WI 54115-4934	Class R3: 3,369.074	Class R3: 59.93%
	Incremental Media Inc. 401(k) Plan David Smith 3140 Lee Place Bellmore, NY 11710-5036	Class R3: 3,369.074	Class R3: 9.14%
Emerging Markets Corporate Debt	Daria L. Foster 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 413,598.821	Class A: 8.26%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Emerging Markets Corporate Debt	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 413,598.821 Class C: 18,628.912 Class F: 8,183.633 Class I: 331,224.488 Class R2: 6,900.423 Class R3: 6,900.423	Class A: 79.97% Class C: 36.78% Class F: 84.26% Class I: 100.00% Class R2: 100.00% Class R3: 100.00%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class C: 18,628.912	Class C: 43.61%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 18,628.912 Class F: 8,183.633	Class C: 12.12 Class F: 15.74
Emerging Markets Currency	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class A: 6,130,306.137	Class A: 17.59%
	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3729	Class A: 6,130,306.137 Class B: 72,585.488	Class A: 25.83% Class B: 17.45%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E., Floor 3 Jacksonville, FL 32246-6484	Class A: 6,130,306.137 Class C: 2,064,270.101 Class F: 4,905,618.207 Class R2: 17,893.538	Class A: 6.38% Class C: 32.09% Class F: 18.11% Class R2: 82.29%
	Morgan Stanley Smith Barney Mutual Fund Operations Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: 6,130,306.137 Class C: 2,064,270.101 Class F: 4,905,618.207	Class A: 7.26% Class C: 20.33% Class F: 31.71%
	Edward Ruiz MD PC Edward Ruiz 5867 Stonehaven Blvd Rochester, MI 48306-4941	Class B: 72,585.488	Class B: 5.34%
	G Lombardi Inc. Richard Lombardi 310 Central Ave West Caldwell, NJ 07006-6526	Class B: 72,585.488	Class B: 5.83%
	UBS Financial Services Inc. UBS WM USA 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class C: 2,064,270.101 Class F: 4,905,618.207	Class C: 7.25% Class F: 11.15%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	Class B: 72,585.488 Class C: 2,064,270.101 Class F: 4,905,618.207	Class B: 14.55% Class C: 9.29% Class F: 16.55%
	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class B: 72,585.488 Class C: 2,064,270.101 Class F: 4,905,618.207	Class B: 5.70% Class C: 8.00% Class F: 8.29%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Emerging Markets Currency	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class F: 4,905,618.207	Class F: 10.27%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 69,237,078.654	Class I: 39.91%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 69,237,078.654	Class I: 46.19%
	Lord Abbett Multi-Asset Global Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 69,237,078.654	Class I: 12.08%
	Reliance Trust Co FBO Assoc. In Obstetr 401(k) Plan P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 547.513	Class P: 95.78%
	Mid Atlantic Trust Co. Apex Laboratory Inc. 401(k) PSP & Trust 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 17,893.538	Class R2: 14.72%
	Health Care Technology FBO Health Care Technology 401(k) PSP 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class R3: 84,287.920	Class R3: 13.07%
	MG Trust Company FBO Ohio State University 403(b) Plan 717 17th Street, Ste 1300 Denver, CO 80202-3304	Class R3: 84,287.920	Class R3: 10.03%
	Mid Atlantic Trust Co. Rediger Psychiatric Services 401(k) PSP & Trust 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R3: 84,287.920	Class R3: 5.30%
	Leaders Financial Company 401(k) Plan Jeffrey Housel 70 Mitchell Ave West Caldwell, NJ 07006-7827	Class R3: 84,287.920	Class R3: 5.33%
Emerging Markets Local Bond	Daria L. Foster 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 501,244.845	Class A: 7.12%
	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 501,244.845	Class A: 6.94%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Emerging Markets Local Bond	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 501,244.845 Class C: 27,333.454 Class F: 10,063.626 Class I: 165,647.125 Class R2: 7,180.648 Class R3: 7,180.336	Class A: 34.39% Class C: 26.05% Class F: 71.49% Class I: 100.00% Class R2: 100.00% Class R3: 100.00%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 501,244.845 Class C: 27,333.454 Class F: 10,063.626	Class A: 41.27% Class C: 25.92% Class F: 16.68%
	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Boulevard Jersey City, NJ 07310-2010	Class C: 27,333.454 Class F: 10,063.626	Class C: 41.29% Class F: 9.88%
Multi-Asset Global	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3729	Class A: 13,111,148.641 Class B: 433,701.563 Class C: 3,912,895.487	Class A: 48.61% Class B: 37.33% Class C: 9.63%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 13,111,148.641 Class B: 433,701.563 Class C: 3,912,895.487	Class A: 5.66% Class B: 5.93% Class C: 9.27%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	Class B: 433,701.563 Class C: 3,912,895.487 Class F: 1,102,249.815	Class B: 6.97% Class C: 8.19% Class F: 17.70%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E., Floor 3 Jacksonville, FL 32246-6484	Class C: 3,912,895.487 Class F: 1,102,249.815	Class C:12.44% Class F: 15.38%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C: 3,912,895.487 Class F: 1,102,249.815	Class C: 8.11% Class F: 6.90%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 1,102,249.815	Class F: 28.33%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F: 1,102,249.815	Class F: 9.53%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class F: 1,102,249.815	Class F: 10.63%
	Barclays Capital Inc. 745 7th Ave New York, NY 10019-6801	Class I: 3,341,469.157	Class I: 5.54%
	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 3,341,469.157	Class I: 14.18%
	Washington Suburban Sanitary Commission OPEB Trust 14501 Sweitzer Lane, Floor 11 Laurel, MD 20707-5901	Class I: 3,341,469.157	Class I: 77.71%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Multi-Asset Global	Counsel Trust DBA MATC FBO Schifrin Gagnon & Dickey 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 8,459.555	Class R2: 73.67%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R2: 8,459.555	Class R2: 12.41%
	Mid Atlantic Trust Co. Robertson Cornell PLLC 401(k) PSP and Trust 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-422	Class R2: 8,459.555	Class R2: 11.16%
	Capital Bank & Trust Co. TR F CHC RET Plan Savings 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class R3: 478,191.387	Class R3: 5.58%
	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 478,191.387	Class R3: 21.91%
Convertible	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 12,311,600.244 Class B: 180,592.350	Class A: 12.29% Class B: 10.79%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market St. Saint Louis, MO 63103-2523	Class A: 12,311,600.244 Class B: 180,592.350 Class C: 5,179,617.426 Class F: 9,518,957.121	Class A: 6.44% Class B: 15.50% Class C: 11.52% Class F: 12.43%
	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class B: 180,592.350 Class C: 5,179,617.426 Class F: 9,518,957.121 Class R2: 21,899.468	Class B: 12.68% Class C: 20.74% Class F: 16.80% Class R2: 95.20%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 12,311,600.244 Class B: 180,592.350 Class C: 5,179,617.426 Class F: 9,518,957.121	Class A: 20.98% Class B: 10.71% Class C: 20.96% Class F: 34.62%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A: 12,311,600.244 Class B: 180,592.350 Class C: 5,179,617.426	Class A: 24.25% Class B: 5.17% Class C: 6.60%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd Fl. 9 Jersey City, NJ 07310-2055	Class C: 5,179,617.426 Class F: 9,518,957.121	Class C: 7.44% Class F: 10.45%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, New York 10281-1003	Class A: 12,311,600.244 Class B: 180,592.350 Class C: 5,179,617.426 Class F: 9,518,957.121	Class A: 9.41% Class B: 20.04% Class C: 8.62% Class F: 14.24%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class B: 180,592.350	Class B: 12.02%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Convertible	Lord Abbett Multi-Asset Income Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 32,697,880.618	Class I: 52.47%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 32,697,880.618	Class I: 46.06%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P: 3,546.155	Class P: 43.02%
	MG Trust Co. Cust. FBO The Voice of the Martyers, Inc. 717 17th St. STE 1300 Denver, CO 80202-3304	Class P: 3,546.155	Class P: 42.63%
	Reliance Trust Co Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 3,546.155	Class P: 13.70%
	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 235,563.913	Class R3: 65.77%
Core Fixed Income	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 33,734,622.174 Class B: 669,953.072 Class C: 7,312,434.671 Class F: 30,201,104.912	Class A: 60.85% Class B: 40.66% Class C: 23.16% Class F: 71.46%
	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A: 33,734,622.174 Class B: 669,953.072 Class C: 7,312,434.671 Class F: 30,201,104.912 Class R2: 42,215.657	Class A: 8.51% Class B: 5.42% Class C: 13.28% Class F: 7.13% Class R2: 92.27%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market St. Saint Louis, MO 63103-2523	Class B: 669,953.072 Class C: 7,312,434.671	Class B: 9.62% Class C: 13.86%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class B: 669,953.072 Class C: 7,312,434.671	Class B: 7.75% Class C: 6.85%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 7,312,434.671 Class F: 30,201,104.912	Class C: 6.50% Class F: 6.24%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 7,312,434.671	Class C: 5.71%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, NY 10281-1003	Class A: 33,734,622.174	Class A: 5.46%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Core Fixed Income	Mac & Co. FBO Profit Sharing-Balanced Growth & Income P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Class I: 43,770,018.533	Class I: 8.36%
	Mac & Co. FBO Profit Sharing-Balanced Growth P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Class I: 43,770,018.533	Class I: 13.46%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 43,770,018.533	Class I: 18.93%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 43,770,018.533	Class I: 9.16%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 43,770,018.533	Class I: 21.99%
	Wells Fargo Bank NA FBO LAPCF Funds P.O. Box 1533 Minneapolis, MN 55480-1533	Class I: 43,770,018.533	Class I: 18.58%
	MG Trust Co. Cust. FBO Radcliffe Animal Care Clinic, PC 717 17th St. STE 1300 Denver, CO 80202-3304	Class P: 4,161.537	Class P: 59.54%
	Matrix Trust Company Cust. FBO Lion Plumbing Supply, Inc. 717 17th St. STE 1300 Denver, CO 80202-3304	Class P: 4,161.537	Class P: 24.41%
	Equity Trust Company DBA Sterling Trust Custodian FBO Rapid Rover, Inc. PO Box 2526 Waco, TX 76702-2526	Class P: 4,161.537	Class P: 15.51%
	Voya Retirement Insurance and Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class R3: 1,813,784.313	Class R3: 50.34%
	Voya Institutional Trust Co. P.O. Box 990065 Hartford, CT 06199-0065	Class R3: 1,813,784.313	Class R3: 5.54%
Diversified Equity Strategy	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 7,492,974.857 Class B: 342,502.976 Class C: 3,194,689.037	Class A: 53.04% Class B: 34.52% Class C: 8.32%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 3,194,689.037 Class F: 210,452.113	Class C: 5.26% Class F: 5.13%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Diversified Equity Strategy	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class C: 3,194,689.037 Class F: 210,452.113 Class I: 873,335.167	Class C: 5.42% Class F: 18.96% Class I: 20.77%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 3,194,689.037	Class C: 10.08%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F: 210,452.113	Class F: 43.12%
	UBS Financial Services Inc. UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class F: 210,452.113	Class F: 12.74%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class F: 210,452.113	Class F: 6.85%
	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 873,335.167	Class I: 79.13%
	Bryan Jensen FBO Peopletrail 401K Plan 805 S Wheatley Street STE 600 Ridgeland, MS 39157-5005	Class R2: 10,712.326	Class R2: 38.03%
	Stephanie Nix-Wille Jon Nix FBO Claude H. Nix Construction 401K Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 10,712.326	Class R2: 33.04%
	Jean Ann Hartzell Minzey FBO Healthcare Education Strategies Inc 401K Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 10,712.326	Class R2: 25.51%
	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 541,127.405	Class R3: 19.76%
Floating Rate	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 331,289,556.506	Class A: 8.93%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 331,289,556.506 Class C: 196,480,758.215 Class F: 286,317,856.939	Class A: 11.71% Class C: 15.00% Class F: 18.24%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market St. Saint Louis, MO 63103-2523	Class A: 331,289,556.506 Class C: 196,480,758.215 Class F: 286,317,856.939	Class A: 9.39% Class C: 16.44% Class F: 15.64%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Floating Rate	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A: 331,289,556.506 Class C: 196,480,758.215 Class F: 286,317,856.939	Class A: 10.10% Class C: 22.15% Class F: 24.54%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A: 331,289,556.506 Class C: 196,480,758.215 Class F: 286,317,856.939	Class A: 18.59% Class C: 8.59% Class F: 7.94%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class A: 331,289,556.506 Class C: 196,480,758.215 Class F: 286,317,856.939	Class A: 6.29% Class C: 5.43% Class F: 11.12%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, New York 10281-1003	Class A: 331,289,556.506 Class C: 196,480,758.215 Class F: 286,317,856.939 Class I: 46,288,911.610	Class A: 8.46% Class C: 5.57% Class F: 5.34% Class I: 13.17%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 196,480,758.215 Class F: 286,317,856.939	Class C: 8.01% Class F: 5.40%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F: 286,317,856.939	Class F: 6.15%
	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 211 Main St. San Francisco, CA 94105-1905	Class I: 46,288,911.610	Class I: 31.69%
	MG Trust Co. Cust. FBO Cardolite Corp. 717 17th St. STE 1300 Denver, CO 80202-3304	Class R2: 76,494.621	Class R2: 8.85%
	Mid Atlantic Trust Co. FBO Black Top Maintenance 401(K) PSP 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 76,494.621	Class R2: 17.05%
	Mid Atlantic Trust Co. FBO Dawnie L. Kildoo P.A. 401(K) PSP 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 76,494.621	Class R2: 8.64%
	Mid Atlantic Trust Co. FBO Harold R. Henrich Inc. 401(K) PSP 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 76,494.621	Class R2: 8.67%
	Charles Smith Richard Smith FBO George S. Smith 401K Safe Harbor Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 76,494.621	Class R2: 16.29%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Floating Rate	Ascensus Trust Co FBO Outlook Optical & Affiliates Inc. P.O. Box 10758 Fargo, ND 58106-0758	Class R2: 76,494.621	Class R2: 10.57%
	Mid Atlantic Trust Co. FBO Triad Engineering Consultants 401(K) PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 76,494.621	Class R2: 5.46%
	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 2,907,434.432	Class R3: 61.96%
High Yield	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 127,786,648.710 Class B: 1,463,228.370	Class A: 13.82% Class B: 20.83%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market St. Saint Louis, MO 63103-2523	Class A: 127,786,648.710 Class B: 1,463,228.370 Class C: 43,700,884.821 Class F: 66,922,214.067	Class A: 8.34% Class B: 25.47% Class C: 20.60% Class F: 15.42%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A: 127,786,648.710 Class B: 1,463,228.370 Class C: 43,700,884.821 Class F: 66,922,214.067	Class A: 11.53% Class B: 9.85% Class C: 11.65% Class F: 7.84%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class F: 66,922,214.067	Class F: 12.46%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, New York 10281-1003	Class A: 127,786,648.710 Class C: 43,700,884.821 Class F: 66,922,214.067	Class A: 17.36% Class C: 6.70% Class F: 7.10%
	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class B: 1,463,228.370 Class C: 43,700,884.821 Class F: 66,922,214.067 Class R2: 686,432.905	Class B: 6.03% Class C: 17.26% Class F: 21.67% Class R2: 81.29%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class B: 1,463,228.370 Class C: 43,700,884.821 Class F: 66,922,214.067	Class B: 10.17% Class C: 8.74% Class F: 14.50%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class A: 127,786,648.710 Class C: 43,700,884.821 Class F: 66,922,214.067	Class A: 6.24% Class C: 7.19% Class F: 10.83%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 43,700,884.821 Class F: 66,922,214.067	Class C: 6.58% Class F: 5.26%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
High Yield	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 220,085,424.616	Class I: 23.67%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 220,085,424.616	Class I: 40.86%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302 -3900	Class I: 220,085,424.616	Class I: 13.03%
	Capital Bank & Trust Co. TTEE FBO Elmwood Pediatric Group Savings & Investment Plan 8515 E Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	Class P: 198,891.704	Class P: 32.45%
	Mid Atlantic Trust Co. FBO Pacific Biosciences of California Inc. 401(K) Plan 1251 Waterfront Pl STE 525 Pittsburgh, PA 15222-4228	Class P: 198,891.704	Class P: 45.32%
	WTRISC The Guild for Exceptional Children 403(b) Plan PO Box 52129 Phoenix, AZ 85072-2129	Class P: 198,891.704	Class P: 13.80%
	Reliance Trust Co Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class R3: 4,259,004.017	Class R3: 14.23%
	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 4,259,004.017	Class R3: 8.98%
Income	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 362,286,128.974 Class B: 3,028,202.193 Class C: 103,290,796.609	Class A: 20.61% Class B: 24.97% Class C: 6.85%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 362,286,128.974 Class C: 103,290,796.609 Class F: 134,835,266.173	Class A: 8.98% Class C: 10.50% Class F: 7.60%
	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A: 362,286,128.974 Class B: 3,028,202.193 Class C: 103,290,796.609 Class F: 134,835,266.173 Class R2: 1,544,074.530	Class A: 7.90% Class B: 14.75% Class C: 18.47% Class F: 15.13% Class R2: 41.82%
	UBS Financial Services Inc. UBS WM USA 499 Washington Blvd. Fl 9 Jersey City, NJ 07310-2055	Class C: 103,290,796.609 Class F: 134,835,266.173	Class C: 5.95% Class F: 7.96%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Income	Wells Fargo Advisors LLC Special Custody Account 2801 Market St. Saint Louis, MO 63103-2523	Class A: 362,286,128.974 Class B: 3,028,202.193 Class C: 103,290,796.609 Class F: 134,835,266.173	Class A: 7.22% Class B: 16.50% Class C: 19.40% Class F: 22.10%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 362,286,128.974 Class C: 103,290,796.609 Class F: 134,835,266.173	Class A: 5.47% Class C: 10.00% Class F: 21.08%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, New York 10281-1003	Class A: 362,286,128.974 Class C: 103,290,796.609 Class F: 134,835,266.173 Class I: 40,869,416.360	Class A: 9.01% Class C: 5.76% Class F: 14.74% Class I: 11.84%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 103,290,796.609	Class C: 5.66%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main St. San Francisco, CA 94105-1905	Class I: 40,869,416.360	Class I: 5.62%
	Fifth Third Bank TR FBO Danky & Co. 5001 Kingsley Dr. Dept. 3385 Cincinnati OH, 45227-1114	Class I: 40,869,416.360	Class I: 10.81%
	Mitra & Co FBO NG 11270 W. Park Pl STE 400 Milwaukee, WI 53224-3638	Class I: 40,869,416.360	Class I: 5.80%
	SEI Private Trust Company 1 Freedom Valley Dr. Oaks, PA 19456-9989	Class I: 40,869,416.360	Class I: 31.01%
	TD Ameritrade Trust Company PO Box 17748 Denver, CO 80217-0748	Class I: 40,869,416.360	Class I: 7.06%
	CBNA Cust. FBO Fringe Benefits Design Retirement Plan 6 Rhoads Dr. STE 7 Utica, NY 13502-6317	Class R2: 1,544,074.530	Class R2: 39.90%
	DCGT Trustee & or Custodian PLIC Various Retirement Plans Omnibus FBO Principal Financial Group 711 High St. Des Moines, IA 50392-0001	Class R3: 15,164,424.640	Class R3: 7.31%
	Pims/Prudential Retirement Plan Nominee Trustee Custodian 006 Prudential SmartSolution IRA 280 Trumbull St. Hartford, CT 06103-3509	Class R3: 15,164,424.640	Class R3: 5.64%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Income	Pims/Prudential Retirement Plan Nominee Trustee Custodian 007 Prudential SmartSolution IRA 280 Trumbull St. Hartford, CT 06103-3509	Class R3: 15,164,424.640	Class R3: 20.15%
	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 15,164,424.640	Class R3: 14.25%
	State Street Corporation FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	Class R3: 15,164,424.640	Class R3: 7.98%
Inflation Focused	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A: 31,530,692.223 Class C: 8,115,812.453 Class F: 25,789,532.746 Class R2: 18,992.985	Class A: 5.53% Class C: 18.73% Class F: 21.78% Class R2: 88.55%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A: 31,530,692.223 Class C: 8,115,812.453 Class I: 10,245,179.283	Class A: 7.74% Class C: 7.76% Class I: 5.25%
	UBS Financial Services Inc. UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class A: 31,530,692.223 Class C: 8,115,812.453 Class F: 25,789,532.746	Class A: 11.15% Class C: 8.36% Class F: 23.94%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 31,530,692.223 Class C: 8,115,812.453 Class F: 25,789,532.746	Class A: 9.37% Class C: 19.02% Class F: 16.30%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market St. Saint Louis, MO 63103-2523	Class C: 8,115,812.453 Class F: 25,789,532.746	Class C: 14.88% Class F: 13.29%
	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 211 Main St. San Francisco, CA 94105-1905	Class A: 31,530,692.223 Class I: 10,245,179.283	Class A: 9.16% Class I: 20.81%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, New York 10281-1003	Class A: 31,530,692.223 Class C: 8,115,812.453 Class F: 25,789,532.746 Class I: 10,245,179.283	Class A: 6.89% Class C: 10.23% Class F: 5.08% Class I: 16.06%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F: 25,789,532.746	Class F: 5.07%
	Lord Abbett Multi-Asset Income Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 10,245,179.283	Class I: 16.47%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 10,245,179.283	Class I: 14.39%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Inflation Focused	Lord Abbett Multi-Asset Growth Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 10,245,179.283	Class I: 7.81%
	MG Trust Co. FBO United International Corporation 717 17th St. STE 1300 Denver, CO 80202-3304	Class R2: 18,992.985	Class R2: 7.27%
	Lord, Abbett & Co. LLC 90 Hudson St. Jersey City, NJ 07302-3900	Class R3: 12,374.735	Class R3: 6.06%
	Composite Lining Systems LP 401(k) Joseph A. Schwalbach 3804 Douglas Ave. Midland, TX 79703-4905	Class R3: 12,374.735	Class R3: 8.80%
	PAI Trust Company, Inc. 401(k) Plan Eric G Matlin. 401K Plan 1300 Enterprise Drive De Pere, WI 54115-4934	Class R3: 12,374.735	Class R3: 5.98%
	PAI Trust Company, Inc. Purdum Energy Consulting, Inc. 1300 Enterprise Drive De Pere, WI 54115-4934	Class R3: 12,374.735	Class R3: 37.55%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High St. Des Moines, IA 50392-0001	Class R3: 12,374.735	Class R3: 27.48%
Multi-Asset Balanced	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 116,560,340.838 Class B: 2,837,161.616 Class C: 27,763,856.783	Class A: 68.91% Class B: 48.66% Class C: 15.52%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	Class B: 2,837,161.616 Class C: 27,763,856.783 Class F: 5,398,023.397	Class B: 5.91% Class C: 11.12% Class F: 13.45%
	MLPF&S For The Sole Benefit Of Its Customers4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class C: 27,763,856.783 Class F: 5,398,023.397 Class I: 2,790,609.734 Class R2: 144,853.729	Class C: 9.48% Class F: 11.70% Class I: 17.14% Class R2: 19.50%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class C: 27,763,856.783	Class C: 6.65%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 27,763,856.783 Class F: 5,398,023.397	Class C: 6.90% Class F: 28.92%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 27,763,856.783 Class F: 5,398,023.397	Class C: 7.45% Class F: 7.87%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Multi-Asset Balanced	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class F: 5,398,023.397	Class F: 10.04%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 5,398,023.397	Class F: 10.26%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class F: 5,398,023.397	Class F: 8.37%
	Star Multi Care Services Inc. 115 Broadhollow Road STE 275 Melville, NY 11747-4990	Class P: 100,510.291	Class P: 5.36%
	Northline Drugs No. 1 Inc. 401(K) PSP 13894 Northline Rd. Southgate, MI 48195-1803	Class P: 100,510.291	Class P: 20.15%
	Tyler Area Chamber of Commerce Profit Sharing Plan 315 N Broadway Ave. Tyler, TX 75702-5712	Class P: 100,510.291	Class P: 10.30%
	Arch Auto Parts Holding Co. Inc. 18102 Jamaica Ave. Hollis, NY 11423-2326	Class P: 100,510.291	Class P: 7.46%
	Robert L Lilley Co LPA 401K PSP 9 E 2nd St. Logan, OH 43138-1200	Class P: 100,510.291	Class P: 7.19%
	Latha Ravi & Kumar Ravi TTEE Latha Ravi MD 401(k) Plan 180 S 3rd St. STE 102 Belleville, IL 62220-1952	Class P: 100,510.291	Class P: 8.61%
	Reliance Trust Co. Custodian FBO Holdahl Inc. 401(K) P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 100,510.291	Class P: 18.71%
	Mac & Co. Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Class I: 2,790,609.734	Class I: 56.17%
	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Class I: 2,790,609.734	Class I: 14.83%
	Charles M. Ponder III FBO Ponder Law Firm 401(K) Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 144,853.729	Class R2: 16.51%
	PAI Trust Company, Inc. Don Ayres Pontiac, Inc. 401(K) Plan 1300 Enterprise Dr. De Pere, WI 54115-4934	Class R2: 144,853.729	Class R2: 21.98%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Multi-Asset Balanced	Mid Atlantic Trust Co. FBO Dewey Communities Service Corp. 401(K) PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 144,853.729	Class R2: 12.37%
	Mid Atlantic Trust Co. FBO Approved Storage &Waste Haul 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 144,853.729	Class R2: 12.13%
	Mid Atlantic Trust Co. FBO PTI Nebraska 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 144,853.729	Class R2: 10.66%
	Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3: 2,796,886.223	Class R3: 18.30%
Multi-Asset Growth	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 42,239,918.248 Class B: 1,189,412.298 Class C: 10,441,609.829	Class A: 69.30% Class B: 56.52% Class C: 15.40%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 10,441,609.829	Class C: 5.00%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	Class C: 10,441,609.829 Class F: 2,032,446.330	Class C: 8.02% Class F: 23.70%
	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class C: 10,441,609.829 Class F: 2,032,446.330 Class I: 716,000.285 Class R2: 14,188.037	Class C: 9.02% Class F: 20.70% Class I: 5.93% Class R2: 22.09%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 10,441,609.829 Class F: 2,032,446.330	Class C: 9.25% Class F: 14.80%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class F: 2,032,446.330	Class F: 9.72%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F: 2,032,446.330	Class F: 8.78%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1 WFC New York, NY 10281-1003	Class F: 2,032,446.330	Class F: 7.62%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class F: 2,032,446.330	Class F: 5.65%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Multi-Asset Growth	Taynik & Co. P.O. Box 5501 Boston, MA 02206-5501	Class I: 716,000.285	Class I: 5.28%
	State Street Corporation TTEE FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	Class I: 716,000.285	Class I: 5.81%
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	Class I: 716,000.285	Class I: 4.99%
	Great-West Trust Company LLC FBO Putnam FBO Recordkeeping for Various Benefits Omniputnam 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	Class I: 716,000.285	Class I: 11.53%
	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 716,000.285	Class I: 45.84%
	WTRISC as Agent FBO Deltrol Corp Retirement Pens Plan P.O. Box 52129 Phoenix, AZ 85072-2129	Class I: 716,000.285	Class I: 6.41%
	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P: 100.043	Class P: 96.37%
	Jean Ann Hartzell Minzey FBO Healthcare Education Strategies Inc. 401(k) Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 14,188.037	Class R2: 41.31%
	Mid Atlantic Trust Company FBO Flair Flexible Packaging Corp 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 14,188.037	Class R2: 25.20%
	MG Trust Co. Cust. FBO Shady Grove School OK 403 B 717 17th St. STE 1300 Denver, CO 80202-3304	Class R2: 14,188.037	Class R2: 7.25%
	Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3: 1,161,197.459	Class R3: 23.11%
Multi-Asset Income	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 65,073,475.852 Class B: 453,116.809 Class C: 43,389,406.926	Class A: 21.84% Class B: 38.79% Class C: 5.06%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A: 65,073,475.852 Class B: 453,116.809 Class C: 43,389,406.926 Class F: 36,971,424.509 Class I: 1,089,164.156	Class A: 12.95% Class B: 6.92% Class C: 11.82% Class F: 11.14% Class I: 9.94%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Multi-Asset Income	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	Class A: 65,073,475.852 Class B: 453,116.809 Class C: 43,389,406.926 Class F: 36,971,424.509	Class A: 9.31% Class B: 14.84% Class C: 21.15% Class F: 21.58%
	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A: 65,073,475.852 Class B: 453,116.809 Class C: 43,389,406.926 Class F: 36,971,424.509 Class R2: 45,508.875	Class A: 6.91% Class B: 6.90% Class C: 13.72% Class F: 21.28% Class R2: 69.87%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St #1WFC New York, NY 10281-1003	Class A: 65,073,475.852 Class C: 43,389,406.926 Class F: 36,971,424.509 Class I: 1,089,164.156	Class A: 10.70% Class C: 6.73% Class F: 6.09% Class I: 19.66%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class A: 65,073,475.852 Class C: 43,389,406.926 Class F: 36,971,424.509	Class A: 6.55% Class C: 5.03% Class F: 10.09%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class F: 36,971,424.509	Class F: 7.46%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 43,389,406.926	Class C: 8.02%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 43,389,406.926 Class F: 36,971,424.509	Class C: 9.67% Class F: 12.28%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main St. San Francisco, CA 94105-1905	Class I: 1,089,164.156	Class I: 37.09%
	PAI Trust Company, Inc. Don Ayres Pontiac, Inc. 401(K) Plan 1300 Enterprise Dr. De Pere, WI 54115-4934	Class R2: 45,508.875	Class R2: 7.75%
	Dr. Carey M. Gully FBO Blue Ridge Pediatrics 401(k) Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 45,508.875	Class R2: 6.59%
	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 748,757.233	Class R3: 19.99%
	Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3: 748,757.233	Class R3: 10.36%
Short Duration Income	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 2,889,842,955.976 Class B: 5,999,377.811 Class C: 1,767,823,302.868	Class A: 9.38% Class B: 21.56% Class C: 8.49%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Short Duration Income	Wells Fargo Advisors LLC Special Custody Account 2801 Market St. Saint Louis, MO 63103-2523	Class A: 2,889,842,955.976 Class B: 5,999,377.811 Class C: 1,767,823,302.868 Class F: 2,608,275,414.668	Class A: 9.46% Class B: 24.95% Class C: 22.47% Class F: 17.26%
	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A: 2,889,842,955.976 Class B: 5,999,377.811 Class C: 1,767,823,302.868 Class F: 2,608,275,414.668 Class R2: 3,999,730.316	Class A: 10.91% Class B: 22.03% Class C: 18.07% Class F: 25.10% Class R2: 75.28%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A: 2,889,842,955.976 Class B: 5,999,377.811 Class C: 1,767,823,302.868 Class F: 2,608,275,414.668	Class A: 13.35% Class B: 8.52% Class C: 9.22% Class F: 7.24%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class A: 2,889,842,955.976 Class F: 2,608,275,414.668 Class I: 808,594,115.064	Class A: 6.44% Class F: 11.29% Class I: 5.90%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 2,889,842,955.976 Class C: 1,767,823,302.868 Class F: 2,608,275,414.668	Class A: 11.14% Class C: 11.14% Class F: 18.20%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, New York 10281-1003	Class A: 2,889,842,955.976 Class C: 1,767,823,302.868 Class F: 2,608,275,414.668 Class I: 808,594,115.064	Class A: 8.81% Class C: 5.27% Class F: 5.63% Class I: 23.62%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 1,767,823,302.868	Class C: 6.44%
	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 211 Main St. San Francisco, CA 94105-1905	Class A: 2,889,842,955.976 Class I: 808,594,115.064	Class A: 6.81% Class I: 21.44%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F: 2,608,275,414.668	Class F: 5.01%
	Lord Abbett Multi-Asset Income Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 808,594,115.064	Class I: 15.89%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High St. Des Moines, IA 50392-0001	Class R3: 30,309,829.817	Class R3: 31.13%
	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 30,309,829.817	Class R3: 23.53%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Total Return	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 78,209,472.057 Class B: 1,514,686.172 Class C: 14,321,701.726 Class F: 39,224,136.363	Class A: 60.26% Class B: 49.61% Class C: 27.62% Class F: 48.66%
	MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A: 78,209,472.057 Class B: 1,514,686.172 Class C: 14,321,701.726 Class F: 39,224,136.363 Class R2: 317,879.520	Class A: 6.41% Class B: 8.20% Class C: 24.00% Class F: 7.83% Class R2: 51.65%
	UBS Financial Services Inc. UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class C: 14,321,701.726 Class F: 39,224,136.363	Class C: 5.02% Class F: 7.14%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class B: 1,514,686.172 Class C: 14,321,701.726	Class B: 15.95% Class C: 7.19%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 14,321,701.726	Class C: 5.80%
	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class C: 14,321,701.726 Class F: 39,224,136.363	Class C: 5.93% Class F: 20.13%
	MAC & Co. FBO Profit Sharing-Growth Focus Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Class I: 16,330,275.304	Class I: 24.26%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class I: 16,330,275.304	Class I: 5.70%
	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	Class I: 16,330,275.304	Class I: 17.16%
	Hartford Life Separate Account 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P: 252,003.202 Class R3: 5,845,929.791	Class P: 10.82% Class R3: 41.61%
	Reliance Trust Company Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 252,003.202 Class R2: 317,879.520	Class P: 10.09% Class R2: 14.24%
	Reliance Trust Company FBO Easy Way Insulation P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 252,003.202	Class P: 61.00%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Total Return	Emjayco TR FBO SOR Testing Laboratories 401(k) 8515 E Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	Class R2: 317,879.520	Class R2: 11.30%
	PAI Trust Company, Inc. Media Two Interactive. 401K P/S PL 1300 Enterprise Drive De Pere, WI 54115-4934	Class R2: 317,879.520	Class R2: 6.73%
Mid Cap Stock	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 51,514,596.447 Class B: 954,515.036	Class A: 27.68% Class B: 14.68%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 51,514,596.447 Class C: 9,960,137.880 Class F: 4,715,511.289 Class R2: 61,873.562	Class A: 7.51% Class C: 22.86% Class F: 13.16% Class R2: 55.98%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1 WFC New York, NY 10281-1003	Class A: 51,514,596.447	Class A: 5:26%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ. 07310-2055	Class C: 9,960,137.880 Class F: 4,715,511.289	Class C: 7.52% Class F: 31.32%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 51,514,596.447 Class C: 9,960,137.880 Class F: 4,715,511.289	Class A: 5.60% Class C: 13.85% Class F: 31.40%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class C: 9,960,137.880 Class F: 4,715,511.289	Class C: 13.23% Class F: 9.71%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F: 4,715,511.289	Class F: 7.77%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 26,156,475.635	Class I: 39.05%
	Lord Abbett Multi-Asset Global Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 26,156,475.635	Class I: 5.44%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 26,156,475.635	Class I: 27.99%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 26,156,475.635	Class I: 17.58%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Mid Cap Stock	Hartford Life Separate Account 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P: 4,391,454.590	Class P: 61.65%
	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401(k) FINOPS – IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	Class P: 4,391,454.590	Class P: 9.16%
	Reliance Trust Co. Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 4,391,454.590	Class P: 5.44%
	Voya Retirement Insurance and Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class P: 4,391,454.590	Class P: 5.06%
	Michael Fullaway FBO Calaveras Lumber Company Inc. New Comparability PS 401(k) Plan & Trust 805 S. Wheatley Street, Suite 600 Ridgeland, MS 39157-5005	Class R2: 61,873.562	Class R2: 21.41%
	Hartford Life Insurance Company Concentration Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3: 1,270,854.937	Class R3: 9.82%
AMT Free	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	Class A: 5,783,987.737 Class C: 1,294,351.281	Class A: 27.45% Class C: 7.21%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 5,783,987.737 Class C: 1,294,351.281 Class F: 1,443,750.270	Class A: 12.89% Class C: 30.40% Class F: 27.32%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class A: 5,783,987.737 Class F: 1,443,750.270	Class A: 10.28% Class F: 35.53%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 5,783,987.737 Class C: 1,294,351.281 Class F: 1,443,750.270	Class A: 8.08% Class C: 7.42% Class F: 10.70%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 5,783,987.737 Class C: 1,294,351.281	Class A: 14.39% Class C: 18.59%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class C: 1,294,351.281 Class F: 1,443,750.270 Class I: 10,616.034	Class C: 5.77% Class F: 5.73% Class I: 92.58%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
AMT Free	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class C: 1,294,351.281 Class F: 1,443,750.270	Class C: 13.25% Class F: 8.00%
	LPL Financial Omnibus Customer Account House Account Firm 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F: 1,443,750.270	Class F: 6.19%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 10,616.034	Class I: 7.38%
CA Tax Free	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	Class A: 15,494,564.475	Class A: 17.40%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 15,494,564.475 Class C: 3,329,666.177 Class F: 2,318,275.974	Class A: 7.49% Class C: 28.36% Class F: 29.63%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class A: 15,494,564.475 Class C: 3,329,666.177 Class F: 2,318,275.974	Class A: 6.02% Class C: 7.16% Class F: 11.41%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: 15,494,564.475 Class C: 3,329,666.177 Class F: 2,318,275.974	Class A: 13.93% Class C: 14.22% Class F: 7.84%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 15,494,564.475 Class C: 3,329,666.177 Class F: 2,318,275.974	Class A: 15.94% Class C: 30.43% Class F: 32.93%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F: 2,318,275.974	Class F: 7.92%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class F: 2,318,275.974	Class F: 6.27%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 1,262.463	Class I: 99.59%
High Yield Municipal	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	Class A: 97,511,949.239 Class C: 34,951,334.371	Class A: 31.57% Class C: 9.29%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 97,511,949.239 Class C: 34,951,334.371 Class F: 32,518,990.969	Class A: 7.50% Class C: 23.89% Class F: 31.13%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class A: 97,511,949.239 Class C: 34,951,334.371 Class F: 32,518,990.969	Class A: 11.64% Class C: 9.08% Class F: 15.12%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
High Yield Municipal	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: 97,511,949.239 Class C: 34,951,334.371 Class F: 32,518,990.969	Class A: 7.50% Class C: 14.15% Class F: 14.31%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 97,511,949.239 Class C: 34,951,334.371 Class F: 32,518,990.969	Class A: 9.54% Class C: 17.88% Class F: 14.28%
	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class C: 34,951,334.371 Class F: 32,518,990.969	Class C: 6.27% Class F: 6.94%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 32,518,990.969	Class F: 5.36%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 97,511,949.239 Class C: 34,951,334.371	Class A: 5.58% Class C: 6.17%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class F: 32,518,990.969 Class I: 2,179,590.785	Class F: 5.03% Class I: 17.84%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 2,179,590.785	Class I: 9.62%
	Barclays Capital Inc. 745 7th Ave New York, NY 10019-6801	Class I: 2,179,590.785	Class I: 67.64%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P: 1,130.301	Class P: 99.63%
Intermediate Tax Free	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	Class A: 137,608,791.639 Class B: 374,092.791 Class C: 51,884,766.679	Class A: 19.36% Class B: 12.41% Class C: 5.77%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 137,608,791.639 Class B: 374,092.791 Class C: 51,884,766.679 Class F: 98,575,921.263	Class A: 19.53% Class B: 35.40% Class C: 34.72% Class F: 47.45%
	UBS Financial Services, Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class A: 137,608,791.639 Class C: 51,884,766.679 Class F: 98,575,921.263	Class A: 7.10% Class C: 7.45% Class F: 15.38%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: 137,608,791.639 Class C: 51,884,766.679 Class F: 98,575,921.263	Class A: 8.02% Class C: 11.50% Class F: 9.62%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Intermediate Tax Free	National Financial Services FEBO Customers Mutual Funds 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: 137,608,791.639 Class I: 6,222,486.723	Class A: 6.31% Class I: 5.34%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 137,608,791.639 Class B: 374,092.791	Class A: 10.09% Class B: 5.02%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 137,608,791.639 Class B: 374,092.791 Class C: 51,884,766.679 Class F: 98,575,921.263	Class A: 11.56% Class B: 38.46% Class C: 17.97% Class F: 12.99%
	SEI Private Trust Co. 1 Freedom Valley Drive Oaks, PA 19456-9989	Class I: 6,222,486.723	Class I: 23.77%
	Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 6,222,486.723	Class I: 44.01%
	DBTCO PO Box 747 Dubuque, IA 52004-0747	Class I: 6,222,486.723	Class I: 16.83%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P: 1,432.834	Class P: 99.59%
National Tax Free	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	Class A: 126,078,006.839 Class B: 398,197.993 Class C: 15,467,164.569	Class A: 42.42% Class B: 30.64% Class C: 11.13%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 126,078,006.839 Class B: 398,197.993 Class C: 15,467,164.569 Class F: 13,105,643.188	Class A: 6.89% Class B: 21.69% Class C: 32.09% Class F: 29.99%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class C: 15,467,164.569 Class F: 13,105,643.188	Class C: 7.69% Class F: 16.53%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: 126,078,006.839 Class C: 15,467,164.569 Class F: 13,105,643.188	Class A: 6.80% Class C: 8.78% Class F: 13.21%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 126,078,006.839 Class B: 398,197.993 Class C: 15,467,164.569 Class F: 13,105,643.188	Class A: 7.64% Class B: 25.45% Class C: 14.01% Class F: 14.37%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class B: 398,197.993	Class B: 5.58%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F: 13,105,643.188	Class F: 5.15%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
National Tax Free	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class C: 15,467,164.569 Class F: 13,105,643.188	Class C: 5.03% Class F: 7.60%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class F: 13,105,643.188 Class I: 103,392.711	Class F: 5.19% Class I: 44.27%
	TD Ameritrade FBO Lawson, Long, & Evans LP (A Partner) 1745 Fontanella Dr Brentwood, TN 37027-2503	Class I: 103,392.711	Class I: 30.74%
	TD Ameritrade FBO Kenneth Brislin & Megan Brislin 4280 Commonwealth Dr Emmaus, PA 18049-1265	Class I: 103,392.711	Class I: 17.46%
NJ Tax Free	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: 18,849,098.819 Class F: 1,372,280.582	Class A: 19.43% Class F: 21.45%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 18,849,098.819 Class F: 1,372,280.582	Class A: 5.20% Class F: 18.68%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class A: 18,849,098.819 Class F: 1,372,280.582	Class A: 7.49% Class F: 19.50%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 18,849,098.819 Class F: 1,372,280.582	Class A: 7.93% Class F: 14.49%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 18,849,098.819 Class F: 1,372,280.582	Class A: 9.40% Class F: 17.12%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 2,626.765	Class I: 99.58%
NY Tax Free	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 21,754,092.379 Class C: 4,411,276.328 Class F: 1,964,437.040	Class A: 11.91% Class C: 38.62% Class F: 29.81%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: 21,754,092.379 Class C: 4,411,276.328 Class F: 1,964,437.040	Class A: 8.47% Class C: 11.51% Class F: 8.35%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 21,754,092.379 Class C: 4,411,276.328 Class F: 1,964,437.040	Class A: 19.83% Class C: 19.04% Class F: 14.16%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 21,754,092.379 Class C: 4,411,276.328 Class F: 1,964,437.040	Class A: 12.41% Class C: 8.60% Class F: 11.18%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
NY Tax Free	National Financial Services LLC FBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class A: 21,754,092.379 Class F: 1,964,437.040	Class A: 6.68% Class F: 6.47%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class C: 4,411,276.328 Class F: 1,964,437.040	Class C: 7.21% Class F: 21.92%
	SEI Private Trust Co. 1 Freedom Valley Dr. Oaks, PA 19456-9989	Class I: 57,188.333	Class I: 98.00%
Short Duration Tax Free	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	Class A: 79,137,623.076 Class C: 15,208,032.811	Class A: 10.46% Class C: 10.53%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 79,137,623.076 Class C: 15,208,032.811 Class F: 48,028,337.094	Class A: 32.59% Class C: 38.80% Class F: 63.49%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: 79,137,623.076 Class C: 15,208,032.811 Class F: 48,028,337.094	Class A: 13.24% Class C: 11.61% Class F: 11.76%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard, FL 9 Jersey City, NJ 07310-2055	Class A: 79,137,623.076 Class C: 15,208,032.811	Class A: 5.98% Class C: 5.15%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 79,137,623.076 Class I: 5,425,151.549	Class A: 10.78% Class I: 44.13%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 79,137,623.076 Class C: 15,208,032.811 Class F: 48,028,337.094	Class A: 9.72% Class C: 15.99% Class F: 6.74%
	Charles Schwab & Co. Inc. Special Custody Acct for the Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 5,425,151.549	Class I: 7.63%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class I: 5,425,151.549	Class I: 34.99%
Calibrated Dividend Growth	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 99,423,119.389 Class B: 2,155,971.697 Class C: 16,159,688.937	Class A: 67.35% Class B: 51.02% Class C: 9.87%
	MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E., Floor 3 Jacksonville, FL 32246-6484	Class B: 2,155,971.697Class C: 16,159,688.937 Class F: 7,017,548.041 Class I: 1,043,076.074 Class R2: 145,697.491	Class B: 5.41% Class C: 16.68% Class F: 19.46% Class I: 72.60% Class R2: 39.94%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Calibrated Dividend Growth	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C: 16,159,688.937 Class F: 7,017,548.041	Class C: 12.68% Class F: 18.62%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	Class C: 16,159,688.937 Class F: 7,017,548.041	Class C: 10.11% Class F: 8.37%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 16,159,688.937 Class F: 7,017,548.041	Class C: 6.62% Class F: 6.10%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class C: 16,159,688.937 Class F: 7,017,548.041	Class C: 10.33% Class F: 22.89%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 7,017,548.041	Class F: 6.39%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class F: 7,017,548.041	Class F: 8.61%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Class I: 1,043,076.074	Class I: 7.27%
	Wells Fargo Bank FBO Various Retirement Plans FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	Class I: 1,043,076.074	Class I: 11.32%
	Capital Bank & Trust Co. TTEE FBO United Drilling Inc. 401(k) Plan 8515 E Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	Class P: 160,609.139	Class P: 5.19%
	Hartford Life Separate Account 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 160,609.139 Class R3: 1,375,073.808	Class P: 75.82% Class R3: 36.23%
	PAI Trust Company, Inc. Don Ayres Pontiac, Inc. 401(k) Plan 1300 Enterprise Drive De Pere, WI 54115-4934	Class R2: 145,697.491	Class R2: 35.64%
	MG Trust Company Cust. FBO R.A. Wold & Sons, Inc. 401(k) Profi FBO Buckeye Tools and Supply Co. 717 17th Street, STE 1300 Denver, CO 80202-3304	Class P: 160,609.139 Class R2: 145,697.491	Class P: 5.37% Class R2: 6.77%
	NFS LLC FBO Reliance Trust Company TTEE/Cust for TRS FBO Various Ret. Plans 1150 S Olive Street, STE 2700 Los Angeles, CA 90015-2211	Class R2: 145,697.491	Class R2: 6.86%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Growth Opportunities	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 18,205,705.650 Class B: 612,015.990	Class A: 42.61% Class B: 15.09%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E., Floor 3 Jacksonville, FL 32246-6484	Class C: 3,213,745.616 Class F: 824,760.535 Class R2: 44,213.727	Class C: 11.94% Class F: 15.34% Class R2: 60.22%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C: 3,213,745.616 Class F: 824,760.535	Class C: 10.67% Class F: 13.07%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class C: 3,213,745.616 Class F: 824,760.535	Class C: 6.82% Class F: 21.59%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class C: 3,213,745.616 Class F: 824,760.535	Class C: 7.36% Class F: 18.39%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 824,760.535	Class F: 8.40%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F: 824,760.535	Class F: 13.67%
	Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 7,334,543.961	Class I: 22.35%
	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 7,334,543.961	Class I: 16.50%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 7,334,543.961	Class I: 8.98%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 7,334,543.961	Class I: 18.70%
	Saxon & Co. VI Omnibus Account PO Box 7780-1888 Philadelphia, PA 19182-0001	Class I: 7,334,543.961	Class I: 26.59%
	Hartford Life Separate Account 401 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 195,677.957 Class R3: 1,435,431.420	Class P: 34.40% Class R3: 28.13%
	Capital Bank & Trust Co. TTEE FBO United Drilling Inc. 401(k) Plan 8515 E Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	Class P: 195,677.957	Class P: 5.41%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Growth Opportunities	Voya Institutional Trust Co. P.O. Box 990065 Hartford, CT 06199-0065	Class P: 195,677.957	Class P: 14.31%
	Voya Retirement Insurance and Annuity Co One Orange Way, B3N Windsor, CT 06095-4773	Class P: 195,677.957	Class P: 34.58%
	Counsel Trust DBA MATC FBO Merj Consulting Inc. 401(k) PSP & Trust 1251 Waterfront Place, STE 525 Pittsburgh, PA 15222-4228	Class R2: 44,213.727	Class R2: 11.83%
	Emjayco TR FBO SOR Testing Laboratories 401(k) 8515 E Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	Class R2: 44,213.727	Class R2: 6.79%
	Reliance Trust Co. Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class R2: 44,213.727	Class R2: 10.73%
	AUL Group Retirement Annuity PO Box 368 Indianapolis, IN 46206-0368	Class R3: 1,435,431.420	Class R3: 5.19%
Small Cap Value	Great West Trust Company LLC TTEE F Employee Benefits Clients 401(k) 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	Class A: 24,349,712.668	Class A: 5.91%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street, #1WFC New York, NY 10281-1003	Class A: 24,349,712.668 Class I: 30,109,665.662	Class A: 8.43% Class I: 22.45%
	Reliance Trust Co. FBO Retirement Plans serviced by MetLife 8515 E Orchard Road, 2T2 Englewood, CO 80111-5002	Class A: 24,349,712.668	Class A: 13.42%
	Voya Retirement Insurance and Annuity Co One Orange Way, B3N Windsor, CT 06095-4773	Class A: 24,349,712.668	Class A: 5.14%
	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 24,349,712.668 Class B: 133,212.398 Class C: 1,541,881.324	Class A: 10.17% Class B: 11.95% Class C: 6.37%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E., Floor 3 Jacksonville, FL 32246-6484	Class A: 24,349,712.668 Class C: 1,541,881.324 Class F: 947,611.468 Class I: 30,109,665.662	Class A: 7.99% Class C: 24.68% Class F: 29.45% Class I: 6.28%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class C: 1,541,881.324 Class F: 947,611.468	Class C: 7.76% Class F: 17.56%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard, 9th Floor Jersey City, NJ 07310-2055	Class C: 1,541,881.324 Class F: 947,611.468	Class C: 7.49% Class F: 8.15%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Small Cap Value	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 1,541,881.324 Class F: 947,611.468	Class C: 6.57% Class F: 6.16%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C: 1,541,881.324 Class F: 947,611.468	Class C: 12.87% Class F: 12.60%
	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	Class F: 947,611.468	Class F: 14.41%
	Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 30,109,665.662	Class I: 23.60%
	MAC & Co. University of Pittsburgh Medical Center Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	Class I: 30,109,665.662	Class I: 8.43%
	Texasavers 401(k) Plan Employee Retirement System of TX 8515 E. Orchard Road #2T2 Greenwood Village, CO 80111-5002	Class I: 30,109,665.662	Class I: 11.08%
	The Vanguard Fiduciary Trust Co. PO Box 2600 Valley Forge, PA 19482-2600	Class I: 30,109,665.662	Class I: 6.00%
	Hartford Life Separate Account 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 3,217,411.869	Class P: 27.49%
	Reliance Trust Co. Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 3,217,411.869	Class P: 12.57%
	Voya Institutional Trust Co. P.O. Box 990065 Hartford, CT 06199-0065	Class P: 3,217,411.869 Class R3: 278,078.211	Class P: 20.72% Class R3: 5.32%
	Voya Retirement Insurance and Annuity Co One Orange Way, B3N Windsor, CT 06095-4773	Class P: 3,217,411.869	Class P: 8.84%
	Billy J. Prom FBO Realty Executives 805 S. Wheatley Street, STE 600 Ridgeland, MS 39157-5005	Class R2: 4,078.026	Class R2: 6.76%
	Mid Atlantic Trust Co. FBO Bernstein & Andriulli Inc. 401(k) PSP & Trust 1251 Waterfront Place, STE 525 Pittsburgh, PA 15222-4228	Class R2: 4,078.026	Class R2: 49.98%
	Mid Atlantic Trust Co. FBO Victor Flores Holdings LLC 401(k) PSP & Trust 1251 Waterfront Place, STE 525 Pittsburgh, PA 15222-4228	Class R2: 4,078.026	Class R2: 17.06%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Small Cap Value	Mid Atlantic Trust Co. Vinyl Technology Inc. 401(k) PSP & Trust 1251 Waterfront Place, STE 525 Pittsburgh, PA 15222-4228	Class R2: 4,078.026	Class R2: 16.46%
	AUL Group Retirement Annuity Separate Account II PO Box 368 Indianapolis, IN 46206-0368	Class R3: 278,078.211	Class R3: 6.94%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Class R3: 278,078.211	Class R3: 6.26%
	S. Strock & Company TR FBO S. Strock & Company 401(k) 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class R3: 278,078.211	Class R3: 7.41%
	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	Class R3: 278,078.211	Class R3: 19.53%
Alpha Strategy	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 18,322,861.216 Class B: 594,263.157	Class A: 28.69% Class B: 19.24%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	Class C: 10,884,369.984 Class F: 8,195,759.709	Class C: 5.71% Class F: 11.29%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive, E FL 3 Jacksonville, FL 32246-6484	Class A: 18,322,861.216 Class B: 594,263.157 Class C: 10,884,369.984 Class F: 8,195,759.709 Class I: 1,480,665.622 Class R2: 106,885.898	Class A: 5.78% Class B: 9.81% Class C: 19.33% Class F: 25.33% Class I: 25.77% Class R2: 68.94%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class B: 594,263.157 Class C: 10,884,369.984 Class F: 8,195,759.709	Class B: 5.73% Class C: 7.72% Class F: 13.71%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 18,322,861.216 Class B: 594,263.157 Class C: 10,884,369.984	Class A: 5.17% Class B: 8.24% Class C: 6.56%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class B: 594,263.157 Class C: 10,884,369.984 Class F: 8,195,759.709	Class B: 6.21% Class C: 12.84% Class F: 22.63%
	Raymond James Omnibus for Mutual Fund House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 10,884,369.984 Class F: 8,195,759.709	Class C: 12.83% Class F: 9.86%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Alpha Strategy	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 8,195,759.709	Class F: 5.77%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 1,480,665.622	Class I: 14.94%
	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 1,480,665.622	Class I: 42.17%
	Wilmington Trust RISC TTEE FBO Maxxam Inc Pension Plan PO Box 52129 Phoenix, AZ 85072-2129	Class I: 1,480,665.622	Class I: 6.60%
	Plastic Surgery Center PR SHR TR INC 303 Williams Avenue SW, Suite 1421 Huntsville, AL 35801-6008	Class R2: 106,885.898	Class R2: 8.92%
	Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3: 1,137,488.483	Class R3: 16.55%
	State Street Corp TTEE FBO ADP Access 1 Lincoln Street Boston, MA 02111-2901	Class R3: 1,137,488.483	Class R3: 18.71%
Fundamental Equity	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 177,859,646.797 Class B: 3,261,373.272	Class A: 41.65% Class B: 32.20%
	MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: 177,859,646.797 Class B: 3,261,373.272 Class C: 69,089,664.157 Class F: 54,545,286.731 Class I: 32,474,415.580 Class R2: 1,359,177.797	Class A: 5.45% Class B: 5.38% Class C: 20.38% Class F: 17.54% Class I: 8.86% Class R2: 35.75%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class A: 177,859,646.797 Class C: 69,089,664.157 Class F: 54,545,286.731 Class I: 32,474,415.580	Class A: 5.71% Class C: 6.41% Class F: 6.93% Class I: 35.44%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 177,859,646.797 Class B: 3,261,373.272 Class C: 69,089,664.157	Class A: 5.43% Class B: 5.49% Class C: 7.92%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	Class C: 69,089,664.157 Class F: 54,545,286.731	Class C: 8.45% Class F: 18.16%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class B: 3,261,373.272 Class C: 69,089,664.157 Class F: 54,545,286.731	Class B: 11.17% Class C: 11.87% Class F: 15.84%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Fundamental Equity	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class B: 3,261,373.272 Class C: 69,089,664.157 Class F: 54,545,286.731	Class B: 5.89% Class C: 13.09% Class F: 12.22%
	Raymond James Omnibus for Mutual Fund House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 69,089,664.157 Class F: 54,545,286.731	Class C: 7.92% Class F: 12.02%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 32,474,415.580	Class I: 7.25%
	Lord Abbett Diversified Equity Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 32,474,415.580	Class I: 7.91%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Class P: 1,488,262.163 Class R3: 20,068,373.870 Class I: 32,474,415.580	Class P: 14.36% Class R3: 8.03% Class I: 6.67%
	Voya Institutional Trust Co. P.O. Box 990065 Hartford, CT 06199-0065	Class P: 1,488,262.163	Class P: 13.07%
	Emjay Corp Cust FBO Plans of RPSA Customers 8515 E. Orchard Road Greenwood Village, CO 80111-5002	Class P: 1,488,262.163	Class P: 15.72%
	Hartford Life Separate Account 401 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P: 1,488,262.163	Class P: 27.54%
	Taynik & Co. PO Box 5501 Boston, MA 02206-5501	Class I: 32,474,415.580 Class P: 1,488,262.163	Class I: 5.51% Class P: 7.30%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 54,545,286.731	Class F: 5.41%
	Reliance Trust Co. Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class R2: 1,359,177.797	Class R2: 17.32%
	NFS LLC FEBO Reliance Trustco Trustee Custodian for TRS FBO Various Ret. Plans 1150 S. Olive Street STE 2700 Los Angeles, CA 90015-2211	Class R2: 1,359,177.797	Class R2: 18.37%
	PIMS/Prudential Retirement As Nominee for the TTEE 10500 Seymour Avenue Franklin Park, IL 60131-1212	Class R2: 1,359,177.797	Class R2: 14.36%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Fundamental Equity	Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3: 20,068,373.870	Class R3: 40.99%
	Voya Retirement Insurance and Annuity Co One Orange Way, B3N Windsor, CT 06095-4773	Class R3: 20,068,373.870	Class R3: 6.86%
	State Street Corp TTEE FBO ADP Access 1 Lincoln Street Boston, MA 02111-2901	Class R3: 20,068,373.870	Class R3: 11.23%
Growth Leaders	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 20,485,373.853 Class B: 298,444.359	Class A: 11.23% Class B: 6.08%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class A: 20,485,373.853 Class F: 20,623,777.226	Class A: 6.62% Class F: 5.77%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 20,485,373.853 Class C: 9,919,216.477 Class F: 20,623,777.226	Class A: 12.19% Class C: 6.14% Class F: 9.50%
	Raymond James Omnibus for Mutual Fund House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class A: 20,485,373.853 Class C: 9,919,216.477 Class F: 20,623,777.226	Class A: 6.44% Class C: 18.88% Class F: 15.25%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class A: 20,485,373.853 Class C: 9,919,216.477 Class F: 20,623,777.226	Class A: 6.51% Class C: 12.08% Class F: 15.57%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	Class F: 20,623,777.226	Class F: 9.42%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: 20,485,373.853 Class C: 9,919,216.477 Class F: 20,623,777.226 Class I: 3,085,925.111 Class R2: 13,135.573	Class A: 5.60% Class C: 16.07% Class F: 20.92% Class I: 19.79% Class R2: 66.53%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 9,919,216.477 Class F: 20,623,777.226	Class C: 9.41% Class F: 9.29%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 20,623,777.226	Class F: 10.03%
	Lord Abbett Diversified Equity Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 3,085,925.111	Class I: 58.49%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Growth Leaders	City National Bank 555 S. Flowers St, Fl 10 Los Angeles, CA 90071-2300	Class R2: 13,135.573	Class R2: 13.44%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R2: 13,135.573	Class R2: 10.40%
	MG Trust Co. Cust. FBO Sewah Studios 717 17th Street STE 1300 Denver, CO 80202-3304	Class R2: 13,135.573	Class R2: 7.09%
International Core Equity	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 28,177,337.926 Class B: 892,253.608 Class C: 3,930,814.615 Class F: 5,935,654.294	Class A: 62.76% Class B: 46.37% Class C: 7.23% Class F: 12.97%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class C: 3,930,814.615 Class I: 7,200,164.553 Class R2: 79,828.276	Class C: 11.00% Class I: 8.25% Class R2: 70.33%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 3,930,814.615 Class F: 5,935,654.294	Class C: 10.21% Class F: 5.74%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class C: 3,930,814.615	Class C: 6.88%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class F: 5,935,654.294	Class F: 63.87%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 7,200,164.553	Class I: 9.79%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class I: 7,200,164.553	Class I: 39.22%
	Lord Abbett Diversified Equity Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 7,200,164.553	Class I: 32.54%
	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 7,200,164.553	Class I: 7.64%
	Reliance Trust Co. Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 11,708.891 Class R2: 79,828.276	Class P: 7.30% Class R2: 7.01%
	Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class P: 11,708.891 Class R3: 1,535,351.089	Class P: 74.05% Class R3: 52.16%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
International Core Equity	MG Trust Co. Cust. FBO Morinda Medical Group 401K Profit 717 17th Street STE 1300 Denver, CO 80202-3304	Class P: 11,708.891	Class P: 10.06%
	MG Trust Co. Cust. FBO Rocket Special Utility District 717 17th Street STE 1300 Denver, CO 80202-3304	Class R2: 79,828.276	Class R2: 5.45%
	MG Trust Co. Cust. FBO Emmi Solutions, LLC 401K Plan 717 17th Street STE 1300 Denver, CO 80202-3304	Class R2: 79,828.276	Class R2: 6.29%
International Dividend Income	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class A: 110,401,042.064 Class I: 114,091,622.901	Class A: 23.52% Class I: 5.16%
	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 110,401,042.064 Class C: 21,354,581.214	Class A: 49.32% Class C: 13.81%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class A: 110,401,042.064 Class C: 21,354,581.214 Class F: 35,701,689.132 Class I: 114,091,622.901	Class A: 6.13% Class C: 5.96% Class F: 8.37% Class I: 17.90%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class C: 21,354,581.214 Class F: 35,701,689.132 Class R2: 144,224.875	Class C: 14.07% Class F: 16.24% Class R2: 65.37%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 21,354,581.214 Class F: 35,701,689.132	Class C: 10.90% Class F: 22.14%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 21,354,581.214 Class F: 35,701,689.132	Class C: 11.96% Class F: 8.28%
	Raymond James Omnibus for Mutual Fund House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 21,354,581.214 Class F: 35,701,689.132	Class C: 10.53% Class F: 8.04%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	Class C: 21,354,581.214 Class F: 35,701,689.132	Class C: 9.30% Class F: 8.12%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class C: 21,354,581.214 Class F: 35,701,689.132	Class C: 10.61% Class F: 15.86%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 35,701,689.132	Class F: 5.41%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
International Dividend Income	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson St Jersey City, NJ 07302-3900	Class I: 114,091,622.901	Class I: 25.30%
	Lord Abbett Multi-Asset Income Fund 90 Hudson St Jersey City, NJ 07302-3900	Class I: 114,091,622.901	Class I: 18.04%
	Lord Abbett Multi-Asset Global Opportunity Fund 90 Hudson St Jersey City, NJ 07302-3900	Class I: 114,091,622.901	Class I: 10.17%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson St Jersey City, NJ 07302-3900	Class I: 114,091,622.901	Class I: 17.92%
	Ascensus Trust Co FBO Dr. Mark A. Ebben Optometrist LLC P.O. Box 10758 Fargo, ND 58106-0758	Class R2: 144,224.875	Class R2: 10.99%
	Great-West Trust Co. LLC TR F Employee Benefits Clients 401(k) 8515 E Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	Class R2: 144,224.875	Class R2: 9.14%
	DCGT Trustee & Or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Class R3: 1,233,436.741	Class R3: 8.01%
	NFS LLC FEBO Reliance Trustco Trustee Custodian for TR FBO Various Ret. Plans 1150 S. Olive Street Los Angeles, CA 90015-2211	Class R3: 1,233,436.741	Class R3: 18.94%
	Voya Institutional Trust Co. P.O. Box 990065 Hartford, CT 06199-0065	Class R3: 1,233,436.741	Class R3: 27.26%
	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266-5911	Class R3: 1,233,436.741	Class R3: 33.52%
International Opportunities	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 7,611,062.356 Class B: 275,145.540 Class C: 1,452,927.478	Class A: 26.05% Class B: 13.57% Class C: 7.51%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class A: 7,611,062.356	Class A: 7.88%
	MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: 7,611,062.356 Class C: 1,452,927.478 Class F: 2,962,925.789 Class R2: 12,054.464	Class A: 6.16% Class C: 7.84% Class F: 22.35% Class R2: 46.07%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 1,452,927.478 Class F: 2,962,925.789	Class C: 9.08% Class F: 14.86%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
International Opportunities	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class C: 1,452,927.478 Class F: 2,962,925.789	Class C: 5.66% Class F: 19.95%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1 WFC New York, NY 10281-1003	Class F: 2,962,925.789	Class F: 11.12%
	Raymond James Omnibus for Mutual Fund House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F: 2,962,925.789	Class F: 11.49%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class F: 2,962,925.789	Class F: 12.86%
	Lord Abbett Alpha Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 16,118,144.843	Class I: 89.28%
	Lord Abbett Diversified Equity Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 16,118,144.843	Class I: 7.58%
	Capital Bank & Trust Co. TTEE FBO Henry Meisenheimer & Gende Inc. Cash or Deferred PSP & Trust 8515 E Orchard Road # 2T2 Greenwood Village, CO 80111-5002	Class P: 52,552.077	Class P: 8.44%
	Reliance Trust Co Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 52,552.077	Class P: 9.47%
	MG Trust Co. Cust. FBO Omaha Neon Sign Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 52,552.077	Class P: 43.61%
	MG Trust Co. Cust. FBO Alvarez Technology Group Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 52,552.077	Class P: 10.01%
	MG Trust Co. Cust. FBO Matrix International, Inc. 401(k) P&T 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 52,552.077	Class P: 5.96%
	MG Trust Co. Cust. FBO Fourth Wall Events, Inc. 401K P&T 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 52,552.077	Class P: 13.70%
	Lord, Abbett & Co. LLC 90 Hudson St. Jersey City, NJ 07302-3900	Class R2: 12,054.464	Class R2: 5.32%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
International Opportunities	MG Trust Co. Cust. FBO Aries Capital Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class R2: 12,054.464	Class R2: 47.78%
	MG Trust Co. Johnson, Toal & Battiste, P.A. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class R3: 385,154.448	Class R3: 5.18%
Micro Cap Growth	Christina Seix Dow Co-Trustee Christina Seix Dow 2012 Trust 2719 Main Street Lawrence, NJ 08648-1014	Class A: 696,597.726	Class A: 36.44%
	Daniel E. Carper & Margaret A. Carper TR Orcas 1999 Rev Trust Agreement PO Box 1026 Eastsound, WA 98245-1026	Class A: 696,597.726	Class A: 29.32%
	Lord Abbett Alpha Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 8,066,352.071	Class I: 85.75%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class I: 8,066,352.071	Class I: 7.77%
	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 8,066,352.071	Class I: 6.45%
Micro Cap Value	Daniel E. Carper & Margaret A. Carper TR Orcas 1999 Rev Trust Agreement PO Box 1026 Eastsound, WA 98245-1026	Class A: 584,859.927	Class A: 50.34%
	Robert J. Noelke 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 584,859.927	Class A: 14.39%
	Robert S. Dow & John A. Corsaro Robert S. Dow 2012 Trust 2719 Main Street Lawrenceville, NJ 08648-1014	Class A: 584,859.927	Class A: 11.75%
	Lord Abbett Alpha Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 4,154,125.163	Class I: 87.86%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class I: 4,154,125.163	Class I: 5.87%
	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 4,154,125.163	Class I: 6.30%
Value Opportunities	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 61,906,929.490 Class B: 953,565.371	Class A: 23.13% Class B: 22.06%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Value Opportunities	Great-West Life & Annuity 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	Class A: 61,906,929.490	Class A: 9.97%
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class A: 61,906,929.490 Class C: 20,258,554.844 Class I: 29,507,883.412	Class A: 6.29% Class C: 5.87% Class I: 11.69%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 61,906,929.490 Class B: 953,565.371 Class C: 20,258,554.844 Class F: 27,304,051.438	Class A: 6.89% Class B: 7.86% Class C: 9.21% Class F: 6.52%
	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	Class C: 20,258,554.844 Class F: 27,304,051.438	Class C: 8.23% Class F: 16.48%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: 953,565.371 Class C: 20,258,554.844 Class F: 27,304,051.438 Class R2: 554,017.934	Class B: 10.08% Class C: 14.82% Class F: 11.13% Class R2: 49.55%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class B: 953,565.371 Class C: 20,258,554.844 Class F: 27,304,051.438	Class B: 10.29% Class C: 14.08% Class F: 25.34%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 20,258,554.844 Class F: 27,304,051.438	Class C: 12.91% Class F: 8.85%
	Raymond James Omnibus for Mutual Fund House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 20,258,554.844 Class F: 27,304,051.438	Class C: 8.94% Class F: 6.93%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class F: 27,304,051.438 Class I: 29,507,883.412	Class F: 5.80% Class I: 13.68%
	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 27,304,051.438	Class F: 11.02%
	Lord Abbett Alpha Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 29,507,883.412	Class I: 39.39%
	Pims/Prudential Retplan Nominee Trustee Custodian 11825 N Pennsylvania St Carmel, IN 46032-4555	Class I: 29,507,883.412	Class I: 5.41%
	AUL Group Retirement Annuity Separate Acct II PO Box 368 Indianapolis, IN 46206-0368	Class P: 2,400,996.528	Class P: 6.92%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Value Opportunities	Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class P: 2,400,996.528 Class R3: 6,403,909.989	Class P: 50.33% Class R3: 29.90%
	Reliance Trust Co Custodian FBO Massmutual Omnibus P.O. Box 48529 Atlanta, GA 30362-1529	Class P: 2,400,996.528 Class R2: 554,017.934	Class P: 8.93% Class R2: 28.82%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High St. Des Moines, IA 50392-0001	Class R3: 6,403,909.989	Class R3: 6.45%
	Voya Retirement Insurance and Annuity Co One Orange Way, B3N Windsor, CT 06095-4773	Class R3: 6,403,909.989	Class R3: 20.81%
Bond Debenture Portfolio	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 71,424,203.535	12.70%
	Protective Life Insurance Company Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 71,424,203.535	63.56%
Calibrated Dividend Growth Portfolio	Hartford Life Insurance Company Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 6,980,242.696	8.10%
	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 6,980,242.696	9.67%
	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 6,980,242.696	27.51%
	Protective Life Insurance Company Investment Products Services Variable Life Separate Acct. P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 6,980,242.696	8.41%
	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Acct. P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 6,980,242.696	42.78%
Classic Stock Portfolio	AXA Equitable Life Insurance Company Separate Account 70 1290 Avenue of the Americas 12th Floor New York, NY 10104-1472	Class VC: 2,882,453.739	10.69%
	Hartford Life Insurance Company Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 2,882,453.739	9.39%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Classic Stock Portfolio	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 2,882,453.739	18.74%
	Protective Life Insurance Company Investment Product Services Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 2,882,453.739	57.88%
Developing Growth Portfolio	Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza 2 Springfield, IL 62715-0001	Class VC: 679,702.685	6.92%
	Pacific Life Insurance Company Pacific Select Exec. Separate Account of Pacific Life 700 Newport Center Drive Newport Beach, CA 92660-6307	Class VC: 679,702.685	30.08%
	Pacific Life Insurance Company Pacific Coli Separate Account III of Pacific Life 700 Newport Center Drive Newport Beach, CA 92660-6307	Class VC: 679,702.685	31.17%
	Pacific Life Insurance Company Separate Account II of Pacific Life and Annuity 700 Newport Center Drive Newport Beach, CA 92660-6307	Class VC: 679,702.685	17.57%
Fundamental Equity Portfolio	Delaware Life Insurance Company P.O. Box 9134 Wellesley Hills, MA 02481-9134	Class VC: 21,185,671.175	11.80%
	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 21,185,671.175	12.60%
	Pacific Life Insurance Company Pacific Coli Separate Account III of Pacific Life 700 Newport Center Drive Newport Beach, CA 92660-6307	Class VC: 21,185,671.175	11.70%
	Protective Life Insurance Co. Investment Products Services Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 21,185,671.175	50.25%
Growth and Income Portfolio	AIG SunAmerica Life Assurance Company Company Variable Separate A/C Variable Annuity A/C Seven 2727A Allen Parkway #4-D1 Houston, TX 77019-2107	Class VC: 26,539,555.492	41.73%
	Hartford Life Insurance Company Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 26,539,555.492	7.92%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Growth and Income Portfolio	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class VC: 26,539,555.492	15.25%
	Phoenix Home Life Variable Insurance Company 15 Tech Valley Drive East Greenbush, NY 12061-4137	Class VC: 26,539,555.492	7.84%
	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 26,539,555.492	12.72%
Growth Opportunities Portfolio	Allstate Life Insurance Company 3100 Sanders Road Suite K4A Northbrook, IL 60062-7154	Class VC: 5,978,198.620	9.91%
	Protective Life Insurance Company Investment Product Services Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 5,978,198.620	32.11%
	Delaware Life Insurance Company P.O. Box 9134 Wellesley Hills, MA 02481-9134	Class VC: 5,978,198.620	41.64%
International Core Equity Portfolio	Pacific Life Insurance Company Separate Account A 700 Newport Center Drive Newport Beach, CA 92660-6307	Class VC: 2,631,992.273	99.16%
International Opportunities Portfolio	Jefferson National Life Insurance Co. 10350 Ormsby Park PL STE 600 Louisville, KY 40223-6175	Class VC: 5,395,216.735	5.04%
	Midland National Life Insurance Company P.O. Box 79907 West Des Moines, IA 50325-0907	Class VC: 5,395,216.735	11.73%
	Midland National Life Insurance Company Annuity Division 4350 Westown Parkway Des Moines, IA 50266-1036	Class VC: 5,395,216.735	21.33%
	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 5,395,216.735	55.15%
Mid Cap Stock Portfolio	AIG SunAmerica Life Assurance Company Variable Annuity Separate A/C & Variable Annuity A/C Seven 2727A Allen Parkway #4-D1 Houston, TX 77019-2107	Class VC: 16,779,632.453	26.68%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 8, 2014
		Number	Percent of Class
Mid Cap Stock Portfolio	Protective Life Insurance Company Investment Product Services Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	Class VC: 16,779,632.453	19.94%
	Voya Retirement Insurance and Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class VC: 16,779,632.453	31.89%
Short Duration Income Portfolio	Lincoln Life Insurance Company 1300 S. Clinton St Fort Wayne, IN 46802-3518	Class VC: 388,024.944	8.83%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class VC: 388,024.944	85.91%
Total Return Portfolio	Pacific Life Insurance Company Separate Account A 700 Newport Center Drive Newport Beach, CA 92660-6307	Class VC: 13,378,027.888	95.13%
Value Opportunities Portfolio	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class VC: 16,745.794	91.15%
	Security Benefit Life Variable Annuity Account XIV 1 SW Security Place Topeka, KS 66636-1000	Class VC: 16,745.794	8.84%
U.S. Government Money Market	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 517,171,441.765 Class B: 7,788,447.566 Class C: 44,662,674.868	Class A: 15.01% Class B: 11.36% Class C: 9.31%
	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 517,171,441.765	Class A: 7.98%
	Lord Abbett Distributor LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 517,171,441.765	Class A: 6.26%
	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class B: 7,788,447.566 Class C: 44,662,674.868	Class B: 15.56% Class C: 11.79%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 44,662,674.868	Class C: 5.62%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 44,662,674.868	Class C: 9.09%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	Class I: 19,662,641.960	Class I: 98.04%

Table 2. Except as set forth below, to the knowledge of the applicable Fund, as of September 8, 2014, no person is a beneficial owner of 25% or more of a Fund and therefore a “control person” of the Fund under the 1940 Act.

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned as of September 8, 2014
		Percent of Fund
Affiliated	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	26.77%
Calibrated Dividend Growth	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	54.61%
Calibrated Large Cap Value	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	41.22%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	28.48%
Calibrated Mid Cap Value	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	39.19%
	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	28.58%
Convertible	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-390012555	25.04%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	28.52%
Core Fixed Income	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	37.51%
Diversified Equity Strategy	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	34.36%
Emerging Markets Corporate Debt	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	87.79%
Emerging Markets Currency	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	33.49%
	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	38.76%

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned as of September 8, 2014
		Percent of Fund
Emerging Markets Local Bond	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	30.00%
	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	51.03%
Intermediate Tax Free	MLPF&S For The Sole Benefit of Its Customers 480 Deer Lake Drive E Fl 3 Jacksonville, FL 32246-6484	31.19%
International Core Equity	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	40.08%
International Opportunities	Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302	49.84%
Micro Cap Growth	Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302	78.93%
Micro Cap Value	Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302	77.02%
Multi-Asset Balanced	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	54.31%
Multi-Asset Global	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	30.87%
Multi-Asset Growth	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	54.63%
National Tax-Free	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	35.68%
Bond Debenture Portfolio	Protective Life Insurance Co. Investment Products Services Variable Life Separate Acct. PO Box 2606 Birmingham, AL 35202-2606	65.41%
Short Duration Tax Free	MLPF&S For The Sole Benefit of Its Customers 480 Deer Lake Drive E Fl 3 Jacksonville, FL 32246-6484	42.09%
Total Return	Edward Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	45.46%

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned as of September 8, 2014
		Percent of Fund
Classic Stock Portfolio	Protective Life Insurance Co. Investment Products Services Variable Life Separate Acct. PO Box 2606 Birmingham, AL 35202-2606	59.36%
Developing Growth Portfolio	Pacific Life Insurance Company Pacific Select Exec. Separate Account of Pacific Life 700 Newport Center Dr. Newport Beach, CA 92660-6307	64.10%
Fundamental Equity Portfolio	Protective Life Insurance Co. Investment Products Services Variable Life Separate Acct. PO Box 2606 Birmingham, AL 35202-2606	50.75%
Growth and Income Portfolio	AIG SunAmerica Life Assurance Company Variable Separate A/C & Variable Annuity A/C Seven 2727A Allen Parkway #4-D1 Houston, TX 77019-2107	41.68%
Growth Opportunities Portfolio	Delaware Life Insurance Company SC3241 PO Box 9134 Wellesley HLS, MA 02481-9134	41.60%
	Protective Life Insurance Co. Investment Products Services Variable Life Separate Acct. PO Box 2606 Birmingham, AL 35202-2606	36.05%
International Core Equity Portfolio	Pacific Life Insurance Company Pacific Select Exec. Separate Account of Pacific Life 700 Newport Center Dr. Newport Beach, CA 92660-6307	99.38%
International Opportunities Portfolio	Midland National Life Ins Co. PO Box 79907 WDM, IA 50325-0907	34.03%
	Protective Life Insurance Co. Investment Products Services Variable Life Separate Acct. PO Box 2606 Birmingham, AL 35202-2606	57.33%
Mid Cap Stock Portfolio	Voya Retirement Ins and Annuity Co Separate A/C F TN41 One Orange Way, B3N Windsor, CT 06095-4773	31.87%
	AIG SunAmerica Life Assurance Company Variable Separate A/C & Variable Annuity A/C Seven 2727A Allen Parkway #4-D1 Houston, TX 77019-2107	26.66%

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned as of September 8, 2014
		Percent of Fund
Total Return Portfolio	Pacific Life Insurance Company Pacific Select Exec. Separate Account of Pacific Life 700 Newport Center Dr. Newport Beach, CA 92660-6307	99.14%
Value Opportunities Portfolio	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	91.15%
Calibrated Dividend Growth Portfolio	Hartford Life & Annuity Separate Account Attn: UIT OperationsPO Box 2999 Hartford, CT 06104-2999	38.11%
	Protective Life Insurance Co. Investment Products Services Variable Life Separate Acct. PO Box 2606 Birmingham, AL 35202-2606	51.19%
Short Duration Income Portfolio	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	85.91%

Appendix M: Fees Paid to the Funds’ Independent Registered Public
Accounting Firm

The following table sets forth the amount D&T billed the Funds for professional services rendered by D&T for the two fiscal years indicated in the table and certain other information.

Fund	Fiscal Year Ended		Audit Fees(1)	Audit- Related Fees(2)	Tax Fees(3)	Total Fees for Services Provided to the Fund	All Fees for Non-Audit Services Provided to the Fund, Lord Abbett, and Lord Abbett’s Affiliates(4)
Affiliated	10/31/14	*	$55,600	$0	$8,139	$63,739	$13,850
	10/31/13		$54,000	$0	$7,956	$61,956	$13,869
Bond Debenture	12/31/13		$75,500	$0	$12,013	$87,513	$17,926
	12/31/12		$72,500	$0	$10,985	$83,485	$20,673
Developing Growth	7/31/14		$44,300	$0	$7,628	$51,928	$13,338
	7/31/13		$43,000	$0	$7,449	$50,449	$13,361
Equity Trust	7/31/14		$75,400	$0	$14,758	$90,158	$26,179
	7/31/13		$73,000	$0	$21,615	$94,615	$39,352
Global Fund	12/31/13		$120,000	$9,000	$29,866	$158,866	$47,603
	12/31/12		$75,500	$0	$18,170	$93,670	$37,545
Investment Trust	11/30/13		$607,000	$9,000	$120,084	$736,084	$191,031
	11/30/12		$525,500	$0	$108,560	$634,060	$224,810
Mid Cap Stock	12/31/13		$46,000	$0	$7,563	$53,563	$13,475
	12/31/12		$45,000	$0	$7,185	$52,185	$16,873
Municipal Income Fund	9/30/14	*	$323,700	$0	$49,119	$372,819	$94,805
	9/30/13		$315,000	$0	$47,943	$362,943	$95,241
Research Fund	11/30/13		$127,000	$0	$31,687	$158,687	$55,337
	11/30/12		$163,000	$0	$30,525	$193,525	$69,275
Securities Trust	10/31/14	*	$374,900	$0	$81,008	$455,908	$132,404
	10/31/13		$363,000	$0	$79,067	$442,067	$132,277
Series Fund	12/31/13		$446,500	$0	$103,697	$550,197	$174,644
	12/31/12		$435,000	$0	$101,190	$536,190	$217,440
U.S. Government Money Market	6/30/14		$32,000	$0	$4,360	$36,360	$10,071
	6/30/13		$35,000	$0	$4,259	$39,259	$10,172

*	Consists of estimated fees.

(1)	Consists of fees for audits of the Funds’ annual financial statements.

(2)	Represents each Fund’s fee for the reissuance of the Independent Auditors Report in connection with certain filings with the U.S. Commodity Futures Trading Commission.

(3)

Fees for the fiscal years 2014, 2013, and 2012 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC, and Delaware Form 1.

(4)	Fees for non-audit services provided to Lord Abbett and Lord Abbett’s affiliates have been allocated equally across the Funds.

M-1

D&T did not bill any Fund, Lord Abbett, or any entity controlling, controlled by, or under common control with Lord Abbett that provides services to a Fund for any professional services rendered for financial information systems design and implementation.

The Funds’ Audit Committees have adopted policies and procedures that generally provide that each Fund’s Audit Committee must pre-approve any audit, audit-related, tax, or other services to be provided by the independent registered public accounting firm to the Fund or to Lord Abbett and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to the Fund if the engagement relates directly to operations and financial reporting of the Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Each Fund’s Audit Committee has approved all (100%) of the services listed in the table above. Each Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committees at their next scheduled meetings. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the relevant Fund’s Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the relevant Fund’s Audit Committee. Each Fund’s Audit Committee has considered the provision of non-audit services rendered to Lord Abbett and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to the Fund and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

M-2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Three Easy Ways to Vote Your Proxy

VOTE ON THE INTERNET

1)	Read the Joint Proxy Statement and have the proxy card below at hand.
2)	Go to Website www.proxyvote.com
3)	Follow the instructions provided on the website.

VOTE BY PHONE

1)	Read the Joint Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the recorded instructions.

VOTE BY MAIL

1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M78559-S23113	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

					For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
This proxy is solicited on behalf of the Board of Directors/Trustees. The Board of Directors/Trustees recommends you vote FOR the following:					All	All	Except

					☐	☐	☐

1.	Election of your Fund’s Board of Directors/Trustees.

	Nominees:

	01)	E. Thayer Bigelow	06)	Julie A. Hill
	02)	Robert B. Calhoun, Jr.	07)	Franklin W. Hobbs
	03)	Eric C. Fast	08)	James M. McTaggart
	04)	Daria L. Foster	09)	James L.L. Tullis
	05)	Evelyn E. Guernsey

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. For information as to the voting of shares registered in more than one name, see the section titled “Additional Information-Special Requirements Applicable to Delaware Funds and Maryland Funds” in the Joint Proxy Statement. When signing the proxy as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor’s office.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

YOUR VOTE IS IMPORTANT
Please complete, date, sign and mail your proxy card in the
envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Joint Proxy Statement is available at www.proxyvote.com.

M78560-S23113

THE LORD ABBETT FAMILY OF FUNDS

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and THOMAS R. PHILLIPS and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 on Thursday, December 4, 2014, at 9:00 a.m. (Eastern Time), including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Complete, sign on reverse side and return this proxy card as soon as possible.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

Three Easy Ways to Vote Your Proxy

VOTE ON THE INTERNET

1)	Read the Joint Proxy Statement and have the proxy card below at hand.
2)	Go to Website www.proxyvote.com
3)	Follow the instructions provided on the website.

VOTE BY PHONE

1)	Read the Joint Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the recorded instructions.

VOTE BY MAIL

1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M78556-S22835	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Board of Directors/Trustees. The Board of Directors/Trustees recommends that you vote FOR the following:			For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of your Fund’s Board of Directors/Trustees.
	Nominees:		☐	☐	☐
	01) E. Thayer Bigelow	06) Julie A. Hill
	02) Robert B. Calhoun, Jr.	07) Franklin W. Hobbs
	03) Eric C. Fast	08) James M. McTaggart
	04) Daria L. Foster	09) James L.L. Tullis
05) Evelyn E. Guernsey

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. For information as to the voting of shares registered in more than one name, see the section titled “Additional Information-Special Requirements Applicable to Delaware Funds and Maryland Funds” in the Joint Proxy Statement. When signing the proxy as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor’s office.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the
envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Joint Proxy Statement is available at www.proxyvote.com.

M78557-S22835

THE LORD ABBETT FAMILY OF FUNDS

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and THOMAS R. PHILLIPS and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 on Thursday, December 4, 2014, at 9:00 a.m. (Eastern Time), including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Complete, sign on reverse side and return this proxy card as soon as possible.

INDIVIDUAL BALLOTS

On the bottom of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW AND ANY ACCOMPANYING PAGES.

NOTE: If you choose to vote each account separately, do not return the Consolidated Proxy Card.

THE LORD ABBETT FAMILY OF FUNDS

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and THOMAS R. PHILLIPS and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 on Thursday, December 4, 2014, at 9:00 a.m. (Eastern Time), including all adjournments thereof, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

Complete, sign and return this proxy card as soon as possible.

M78558-S22835

01 –ELECTION OF THE BOARD OF DIRECTORS/TRUSTEES	FOR	WITHHOLD	FOR ALLSEE
NOMINEE LIST ON THE CONSOLIDATED BALLOT	ALL	ALL	EXCEPT*

*EXCEPT	☐	☐	☐

01 –ELECTION OF THE BOARD OF DIRECTORS/TRUSTEES	FOR	WITHHOLD	FOR ALLSEE
NOMINEE LIST ON THE CONSOLIDATED BALLOT	ALL	ALL	EXCEPT*

*EXCEPT	☐	☐	☐

01 –ELECTION OF THE BOARD OF DIRECTORS/TRUSTEES	FOR	WITHHOLD	FOR ALL
NOMINEE LIST ON THE CONSOLIDATED BALLOT	ALL	ALL	EXCEPT*

*EXCEPT	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

01 –ELECTION OF THE BOARD OF DIRECTORS/TRUSTEES	FOR	WITHHOLD	FOR ALL
NOMINEE LIST ON THE CONSOLIDATED BALLOT	ALL	ALL	EXCEPT*

*EXCEPT	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

EZM84S

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Three Easy Ways to Vote Your Proxy

VOTE ON THE INTERNET

1)	Read the Joint Proxy Statement and have the proxy card below at hand.
2)	Go to Website www.proxyvote.com
3)	Follow the instructions provided on the website.

VOTE BY PHONE

1)	Read the Joint Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the recorded instructions.

VOTE BY MAIL

1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M78554-S22835	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Board of Directors/Trustees. The Board of Directors/Trustees recommends that you vote FOR the following:			For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of your Fund’s Board of Directors/Trustees.		☐	☐	☐

Nominees:

	01) E. Thayer Bigelow	06) Julie A. Hill
	02) Robert B. Calhoun, Jr.	07) Franklin W. Hobbs
	03) Eric C. Fast	08) James M. McTaggart
	04) Daria L. Foster	09) James L.L. Tullis
05) Evelyn E. Guernsey

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. For information as to the voting of shares registered in more than one name, see the section titled “Additional Information-Special Requirements Applicable to Delaware Funds and Maryland Funds” in the Joint Proxy Statement. When signing the proxy as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor’s office.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS IMPORTANT
Please complete, date, sign and mail your proxy card in the
envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Joint Proxy Statement is available at www.proxyvote.com.

M78555-S22835

THE LORD ABBETT FAMILY OF FUNDS

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and THOMAS R. PHILLIPS and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 on Thursday, December 4, 2014, at 9:00 a.m. (Eastern Time), including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Complete, sign on reverse side and return this proxy card as soon as possible.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Three Easy Ways to Vote Your Voting Instruction Card
VOTE ON THE INTERNET
1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand. 2) Go to Website www.proxyvote.com 3) Follow the instructions provided on the website.

VOTE BY PHONE
1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand. 2) Call 1-800-690-6903 3) Follow the recorded instructions.

VOTE BY MAIL

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M78575-Z64034	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
			For	Withhold	For All
This proxy is solicited on behalf of the Board of Directors/Trustees. The Board of Directors/Trustees recommends you vote FOR the following:			All	All	Except

1.	Election of your Fund’s Board of Directors/Trustees.		☐	☐	☐

Nominees:

	01) E. Thayer Bigelow 02) Robert B. Calhoun, Jr. 03) Eric C. Fast 04) Daria L. Foster 05) Evelyn E. Guernsey	06) Julie A. Hill 07) Franklin W. Hobbs 08) James M. McTaggart 09) James L.L. Tullis

THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. For information as to the voting of shares registered in more than one name, see the section titled “Additional Information-Special Requirements Applicable to Delaware Funds and Maryland Funds” in the Joint Proxy Statement. When signing the voting instruction card as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor’s office.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your voting instruction card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

M78576-Z64034

VOTING INSTRUCTION CARD

THE LORD ABBETT FAMILY OF FUNDS

The undersigned hereby authorizes and instructs the Company mentioned on the reverse side of this Voting Instruction Card to vote, as designated on reverse, at the Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds on Thursday, December 4, 2014 at 9:00 a.m. (Eastern Time) and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” EACH BOARD NOMINEE.

If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received by the Company from contract holders in the separate account.

PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY.

COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD AS SOON AS POSSIBLE